Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear. These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement First Quarter 2016 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Statements of Financial Position 4 Book Value Per Common Share 5 Return on Common Shareholders' Equity 6 Debt to Capital 7 Statements of Cash Flows 8 Analysis of Deferred Policy Acquisition Costs 9 Property-Liability Operations Property-Liability Results 10 Underwriting Results by Area of Business 11 Property-Liability Premiums Written by Brand 12 Impact of Net Rate Changes Approved on Premiums Written 13 Policies in Force and Other Statistics 14 Allstate Brand Profitability Measures 15 Allstate Brand Statistics 16 Allstate Brand Auto Claim Frequency Analysis 17,18 Esurance Brand Profitability Measures and Statistics 19 Encompass Brand Profitability Measures and Statistics 20 Auto Profitability Measures 21 Homeowners Profitability Measures 22 Other Personal Lines Profitability Measures 23 Commercial Lines Profitability Measures 24 Other Business Lines Profitability Measures 25 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios 26 Allstate Brand Auto and Homeowners Underlying Loss and Expense 27 Homeowners Supplemental Information 28 Catastrophe Losses by Brand 29 Effect of Catastrophe Losses on the Combined Ratio 30 Catastrophe by Size of Event 31 Prior Year Reserve Reestimates 32 Asbestos and Environmental Reserves 33 Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures 34 Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures 35 Allstate Financial Operations Allstate Financial Results 36 Return on Attributed Equity 37 Allstate Financial Premiums and Contract Charges 38 Allstate Financial Change in Contractholder Funds 39 Allstate Financial Analysis of Net Income 40 Allstate Financial Weighted Average Investment Spreads 41 Allstate Financial Supplemental Product Information 42 Allstate Financial Insurance Policies and Annuities in Force 43 Allstate Life, Allstate Annuities and Allstate Benefits Results and Product Information 44 Corporate and Other Results 45 Investments Investments 46 Limited Partnership Investments 47 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 48 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 49 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 50 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 51 Investment Results 52 Investment Position by Strategy 53 Investment Results by Strategy 54 Performance-Based Long-Term Investments 55 Definitions of Non-GAAP Measures 56 THE ALLSTATE CORPORATION Investor Supplement - First Quarter 2016 Table of Contents

1 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Revenues Property-liability insurance premiums $ 7,723 $ 7,684 $ 7,650 $ 7,549 $ 7,426 Life and annuity premiums and contract charges 566 547 538 536 537 Net investment income 731 710 807 789 850 Realized capital gains and losses: Total other-than-temporary impairment ("OTTI") losses (91) (166) (186) (47) (53) OTTI losses reclassified to (from) other comprehensive income 10 16 12 4 4 Net OTTI losses recognized in earnings (81) (150) (174) (43) (49) Sales and other realized capital gains and losses (68) (100) 207 151 188 Total realized capital gains and losses (149) (250) 33 108 139 Total revenues 8,871 8,691 9,028 8,982 8,952 Costs and expenses Property-liability insurance claims and claims expense 5,684 5,199 5,255 5,587 4,993 Life and annuity contract benefits 455 456 460 446 441 Interest credited to contractholder funds 190 183 194 185 199 Amortization of deferred policy acquisition costs 1,129 1,116 1,092 1,086 1,070 Operating costs and expenses 982 938 992 1,061 1,090 Restructuring and related charges 5 7 9 19 4 Interest expense 73 73 73 73 73 Total costs and expenses 8,518 7,972 8,075 8,457 7,870 Gain (loss) on disposition of operations 2 1 2 1 (1) Income from operations before income tax expense 355 720 955 526 1,081 Income tax expense 109 231 305 171 404 Net income $ 246 $ 489 $ 650 $ 355 $ 677 Preferred stock dividends 29 29 29 29 29 Net income applicable to common shareholders $ 217 $ 460 $ 621 $ 326 $ 648 Earnings per common share: Net income applicable to common shareholders per common share - Basic $ 0.57 $ 1.19 $ 1.56 $ 0.80 $ 1.56 Weighted average common shares - Basic 378.1 385.0 397.0 407.0 415.8 Net income applicable to common shareholders per common share - Diluted $ 0.57 $ 1.18 $ 1.54 $ 0.79 $ 1.53 Weighted average common shares - Diluted 382.9 390.2 402.1 412.6 422.6 Cash dividends declared per common share $ 0.33 $ 0.30 $ 0.30 $ 0.30 $ 0.30 THE ALLSTATE CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS ($ in millions, except per share data) Three months ended

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Contribution to income** | | | | | |
| Operating income before the impact of restructuring and related charges | $ 325 | $ 629 | $ 616 | $ 274 | $ 619 |
| Restructuring and related charges, after-tax | (3) | (4) | (6) | (12) | (3) |
| Operating income * | 322 | 625 | 610 | 262 | 616 |
| Realized capital gains and losses, after-tax | (96) | (161) | 21 | 69 | 90 |
| Valuation changes on embedded derivatives that are not hedged, after-tax | (4) | 2 | (2) | 4 | (5) |
| DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax | (1) | - | (1) | (2) | - |
| Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax | 1 | 1 | - | - | 1 |
| Amortization of purchased intangible assets, after-tax | (6) | (8) | (8) | (8) | (8) |
| Gain (loss) on disposition of operations, after-tax | 1 | 1 | 1 | 1 | (1) |
| Change in accounting for investments in qualified affordable housing projects, after-tax | - | - | - | - | (45) |
| Net income applicable to common shareholders | $ 217 | $ 460 | $ 621 | $ 326 | $ 648 |
| **Income per common share - Diluted** | | | | | |
| Operating income before the impact of restructuring and related charges | $ 0.85 | $ 1.61 | $ 1.53 | $ 0.66 | $ 1.46 |
| Restructuring and related charges, after-tax | (0.01) | (0.01) | (0.01) | (0.03) | - |
| Operating income | 0.84 | 1.60 | 1.52 | 0.63 | 1.46 |
| Realized capital gains and losses, after-tax | (0.25) | (0.41) | 0.05 | 0.17 | 0.21 |
| Valuation changes on embedded derivatives that are not hedged, after-tax | (0.01) | 0.01 | (0.01) | 0.01 | (0.01) |
| DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax | - | - | - | - | - |
| Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax | - | - | - | - | - |
| Amortization of purchased intangible assets, after-tax | (0.01) | (0.02) | (0.02) | (0.02) | (0.02) |
| Gain (loss) on disposition of operations, after-tax | - | - | - | - | - |
| Change in accounting for investments in qualified affordable housing projects, after-tax | - | - | - | - | (0.11) |
| Net income applicable to common shareholders | $ 0.57 | $ 1.18 | $ 1.54 | $ 0.79 | $ 1.53 |
| Weighted average common shares - Diluted | 382.9 | 390.2 | 402.1 | 412.6 | 422.6 |

2

3 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Property-Liability Property-Liability insurance premiums $ 7,723 $ 7,684 $ 7,650 $ 7,549 $ 7,426 Net investment income 302 280 307 292 358 Realized capital gains and losses (99) (153) (161) 49 28 Total Property-Liability revenues 7,926 7,811 7,796 7,890 7,812 Allstate Financial Life and annuity premiums and contract charges 566 547 538 536 537 Net investment income 419 420 491 489 484 Realized capital gains and losses (49) (97) 194 59 111 Total Allstate Financial revenues 936 870 1,223 1,084 1,132 Corporate and Other Service fees (1) 1 1 - 1 1 Net investment income 10 10 9 8 8 Realized capital gains and losses (1) - - - - Total Corporate and Other revenues before reclassification of services fees 10 11 9 9 9 Reclassification of service fees (1) (1) (1) - (1) (1) Total Corporate and Other revenues 9 10 9 8 8 Consolidated revenues $ 8,871 $ 8,691 $ 9,028 $ 8,982 $ 8,952 (1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses. THE ALLSTATE CORPORATION REVENUES ($ in millions) Three months ended

**THE ALLSTATE CORPORATION**
**CONSOLIDATED STATEMENTS OF FINANCIAL POSITION**
**($ in millions)**

| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
|---|---|---|---|---|---|
| **Assets** | | | | | |
| Investments | | | | | |
| Fixed income securities, at fair value (amortized cost $55,627, $57,201, $56,918, $57,971 and $58,235) | $ 57,291 | $ 57,948 | $ 58,257 | $ 59,930 | $ 61,403 |
| Equity securities, at fair value (cost $4,792, $4,806, $4,123, $3,649 and $3,752) | 5,117 | 5,082 | 4,236 | 4,000 | 4,166 |
| Mortgage loans | 4,302 | 4,338 | 4,402 | 4,343 | 4,276 |
| Limited partnership interests | 5,091 | 4,874 | 4,823 | 4,536 | 4,699 |
| Short-term, at fair value (amortized cost $3,526, $2,122, $3,036, $2,821 and $2,497) | 3,526 | 2,122 | 3,036 | 2,821 | 2,497 |
| Other | 3,550 | 3,394 | 3,588 | 3,511 | 3,396 |
| Total investments | 78,877 | 77,758 | 78,342 | 79,141 | 80,437 |
| Cash | 531 | 495 | 905 | 805 | 916 |
| Premium installment receivables, net | 5,558 | 5,544 | 5,711 | 5,599 | 5,502 |
| Deferred policy acquisition costs | 3,807 | 3,861 | 3,811 | 3,708 | 3,527 |
| Reinsurance recoverables, net [1] | 8,573 | 8,518 | 8,468 | 8,520 | 8,408 |
| Accrued investment income | 567 | 569 | 575 | 610 | 597 |
| Property and equipment, net | 1,011 | 1,024 | 1,050 | 1,038 | 1,026 |
| Goodwill | 1,219 | 1,219 | 1,219 | 1,219 | 1,219 |
| Other assets | 2,297 | 2,010 | 2,039 | 2,303 | 2,074 |
| Separate Accounts | 3,507 | 3,658 | 3,677 | 4,121 | 4,304 |
| Total assets | $ 105,947 | $ 104,656 | $ 105,797 | $ 107,064 | $ 108,010 |

| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
|---|---|---|---|---|---|
| **Liabilities** | | | | | |
| Reserve for property-liability insurance claims and claims expense | $ 24,605 | $ 23,869 | $ 23,757 | $ 23,702 | $ 23,103 |
| Reserve for life-contingent contract benefits | 12,224 | 12,247 | 12,229 | 12,227 | 12,318 |
| Contractholder funds | 21,092 | 21,295 | 21,559 | 21,968 | 22,267 |
| Unearned premiums | 12,036 | 12,202 | 12,343 | 11,858 | 11,489 |
| Claim payments outstanding | 852 | 842 | 804 | 820 | 796 |
| Deferred income taxes | 479 | 90 | 243 | 475 | 779 |
| Other liabilities and accrued expenses | 5,704 | 5,304 | 5,558 | 5,462 | 5,635 |
| Long-Term Debt | 5,108 | 5,124 | 5,123 | 5,133 | 5,140 |
| Separate Accounts | 3,507 | 3,658 | 3,677 | 4,121 | 4,304 |
| Total liabilities | 85,607 | 84,631 | 85,293 | 85,766 | 85,831 |
| **Equity** | | | | | |
| Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding | 1,746 | 1,746 | 1,746 | 1,746 | 1,746 |
| Common stock, 375 million, 381 million, 390 million, 402 million and 409 million shares outstanding | 9 | 9 | 9 | 9 | 9 |
| Additional capital paid-in | 3,237 | 3,245 | 3,224 | 3,205 | 3,109 |
| Retained income | 39,505 | 39,413 | 39,068 | 38,567 | 38,363 |
| Deferred ESOP expense | (13) | (13) | (23) | (23) | (23) |
| Treasury stock, at cost (525 million, 519 million, 510 million, 498 million and 491 million shares) | (23,994) | (23,620) | (23,058) | (22,273) | (21,799) |
| Accumulated other comprehensive income: | | | | | |
| Unrealized net capital gains and losses: | | | | | |
| Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments | 31 | 56 | 57 | 62 | 71 |
| Other unrealized net capital gains and losses | 1,259 | 608 | 886 | 1,435 | 2,255 |
| Unrealized adjustment to DAC, DSI and insurance reserves | (90) | (44) | (64) | (78) | (189) |
| Total unrealized net capital gains and losses | 1,200 | 620 | 879 | 1,419 | 2,137 |
| Unrealized foreign currency translation adjustments | (46) | (60) | (52) | (38) | (29) |
| Unrecognized pension and other postretirement benefit cost | (1,304) | (1,315) | (1,289) | (1,314) | (1,334) |
| Total accumulated other comprehensive (loss) income | (150) | (755) | (462) | 67 | 774 |
| Total shareholders' equity | 20,340 | 20,025 | 20,504 | 21,298 | 22,179 |
| Total liabilities and shareholders' equity | $ 105,947 | $ 104,656 | $ 105,797 | $ 107,064 | $ 108,010 |

[1] Reinsurance recoverables of unpaid losses related to Property-Liability were $5.96 billion, $5.89 billion, $5.85 billion, $5.85 billion and $5.72 billion as of March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

4

5 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Book value per common share Numerator: Common shareholders' equity (1) $ 18,594 $ 18,279 $ 18,758 $ 19,552 $ 20,433 Denominator: Common shares outstanding and dilutive potential common shares outstanding 380.3 386.1 394.6 407.7 415.4 Book value per common share $ 48.89 $ 47.34 $ 47.54 $ 47.96 $ 49.19 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities * Numerator: Common shareholders' equity $ 18,594 $ 18,279 $ 18,758 $ 19,552 $ 20,433 Unrealized net capital gains and losses on fixed income securities 993 443 807 1,196 1,871 Adjusted common shareholders' equity $ 17,601 $ 17,836 $ 17,951 $ 18,356 $ 18,562 Denominator: Common shares outstanding and dilutive potential common shares outstanding 380.3 386.1 394.6 407.7 415.4 Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities $ 46.28 $ 46.20 $ 45.49 $ 45.02 $ 44.68 (1) BOOK VALUE PER COMMON SHARE THE ALLSTATE CORPORATION ($ in millions, except per share data) Excludes equity related to preferred stock of $1,746 million in each period.

**THE ALLSTATE CORPORATION**
**RETURN ON COMMON SHAREHOLDERS' EQUITY**
**($ in millions)**

| | Twelve months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Return on Common Shareholders' Equity** | | | | | |
| Numerator: | | | | | |
| Net income applicable to common shareholders (1) | $ 1,624 | $ 2,055 | $ 2,390 | $ 2,519 | $ 2,807 |
| Denominator: | | | | | |
| Beginning common shareholders' equity | $ 20,433 | $ 20,558 | $ 20,583 | $ 21,126 | $ 20,600 |
| Ending common shareholders' equity | 18,594 | 18,279 | 18,758 | 19,552 | 20,433 |
| Average common shareholders' equity (2) | $ 19,514 | $ 19,419 | $ 19,671 | $ 20,339 | $ 20,517 |
| Return on common shareholders' equity | 8.3 % | 10.6 % | 12.2 % | 12.4 % | 13.7 % |
| **Operating Income Return on Common Shareholders' Equity *** | | | | | |
| Numerator: | | | | | |
| Operating income (1) | $ 1,819 | $ 2,113 | $ 2,224 | $ 2,212 | $ 2,395 |
| Denominator: | | | | | |
| Beginning common shareholders' equity | $ 20,433 | $ 20,558 | $ 20,583 | $ 21,126 | $ 20,600 |
| Unrealized net capital gains and losses | 2,137 | 1,926 | 1,827 | 2,150 | 2,091 |
| Adjusted beginning common shareholders' equity | 18,296 | 18,632 | 18,756 | 18,976 | 18,509 |
| Ending common shareholders' equity | 18,594 | 18,279 | 18,758 | 19,552 | 20,433 |
| Unrealized net capital gains and losses | 1,200 | 620 | 879 | 1,419 | 2,137 |
| Adjusted ending common shareholders' equity | 17,394 | 17,659 | 17,879 | 18,133 | 18,296 |
| Average adjusted common shareholders' equity (2) | $ 17,845 | $ 18,146 | $ 18,318 | $ 18,555 | $ 18,403 |
| Operating income return on common shareholders' equity | 10.2 % | 11.6 % | 12.1 % | 11.9 % | 13.0 % |

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

6

7 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Debt Short-term debt $ - $ - $ - $ - $ - Long-term debt 5,108 5,124 5,123 5,133 5,140 Total debt $ 5,108 $ 5,124 $ 5,123 $ 5,133 $ 5,140 Capital resources Debt $ 5,108 $ 5,124 $ 5,123 $ 5,133 $ 5,140 Shareholders' equity Preferred stock and additional capital paid-in 1,746 1,746 1,746 1,746 1,746 Common stock 9 9 9 9 9 Additional capital paid-in 3,237 3,245 3,224 3,205 3,109 Retained income 39,505 39,413 39,068 38,567 38,363 Deferred ESOP expense (13) (13) (23) (23) (23) Treasury stock (23,994) (23,620) (23,058) (22,273) (21,799) Unrealized net capital gains and losses 1,200 620 879 1,419 2,137 Unrealized foreign currency translation adjustments (46) (60) (52) (38) (29) Unrecognized pension and other postretirement benefit cost (1,304) (1,315) (1,289) (1,314) (1,334) Total shareholders' equity 20,340 20,025 20,504 21,298 22,179 Total capital resources $ 25,448 $ 25,149 $ 25,627 $ 26,431 $ 27,319 Ratio of debt to shareholders' equity 25.1% 25.6% 25.0% 24.1% 23.2 % Ratio of debt to capital resources 20.1% 20.4% 20.0% 19.4% 18.8 % THE ALLSTATE CORPORATION DEBT TO CAPITAL ($ in millions)

# THE ALLSTATE CORPORATION
## CONSOLIDATED STATEMENTS OF CASH FLOW
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **CASH FLOWS FROM OPERATING ACTIVITIES** | | | | | |
| Net income | $ 246 | $ 489 | $ 650 | $ 355 | $ 677 |
| Adjustments to reconcile net income to net cash provided by operating activities: | | | | | |
| Depreciation, amortization and other non-cash items | 91 | 96 | 96 | 92 | 87 |
| Realized capital gains and losses | 149 | 250 | (33) | (108) | (139) |
| (Gain) loss on disposition of operations | (2) | (1) | (2) | (1) | 1 |
| Interest credited to contractholder funds | 190 | 183 | 194 | 185 | 199 |
| Changes in: | | | | | |
| Policy benefits and other insurance reserves | 459 | (27) | (26) | 411 | 115 |
| Unearned premiums | (205) | (124) | 518 | 361 | (117) |
| Deferred policy acquisition costs | (7) | (20) | (87) | (97) | (35) |
| Premium installment receivables, net | 11 | 156 | (132) | (92) | (66) |
| Reinsurance recoverables, net | (40) | (45) | 11 | (120) | (24) |
| Income taxes | (26) | (59) | 223 | (342) | 59 |
| Other operating assets and liabilities | (152) | 32 | (29) | 93 | (191) |
| Net cash provided by operating activities | 714 | 930 | 1,383 | 737 | 566 |
| **CASH FLOWS FROM INVESTING ACTIVITIES** | | | | | |
| Proceeds from sales | | | | | |
| Fixed income securities | 6,216 | 5,897 | 6,784 | 6,559 | 9,453 |
| Equity securities | 1,664 | 1,066 | 614 | 922 | 1,152 |
| Limited partnership interests | 180 | 306 | 204 | 295 | 296 |
| Mortgage loans | 7 | - | 6 | - | - |
| Other investments | 87 | 367 | 46 | 85 | 47 |
| Investment collections | | | | | |
| Fixed income securities | 949 | 1,184 | 1,005 | 1,030 | 1,213 |
| Mortgage loans | 79 | 233 | (52) | 243 | 114 |
| Other investments | 43 | 39 | 77 | 117 | 60 |
| Investment purchases | | | | | |
| Fixed income securities | (5,401) | (7,830) | (6,446) | (7,272) | (9,210) |
| Equity securities | (1,733) | (1,722) | (1,318) | (748) | (1,172) |
| Limited partnership interests | (270) | (413) | (367) | (198) | (365) |
| Mortgage loans | (44) | (163) | (15) | (307) | (202) |
| Other investments | (253) | (159) | (225) | (325) | (193) |
| Change in short-term investments, net | (1,357) | 962 | (186) | (328) | (63) |
| Change in other investments, net | (19) | (36) | - | (18) | 2 |
| Purchases of property and equipment, net | (52) | (84) | (86) | (74) | (59) |
| Net cash provided by (used in) investing activities | 96 | (353) | 41 | (19) | 1,073 |
| **CASH FLOWS FROM FINANCING ACTIVITIES** | | | | | |
| Repayments of long-term debt | (16) | - | (11) | (9) | - |
| Contractholder fund deposits | 261 | 268 | 257 | 266 | 261 |
| Contractholder fund withdrawals | (492) | (534) | (641) | (580) | (572) |
| Dividends paid on common stock | (115) | (118) | (122) | (125) | (118) |
| Dividends paid on preferred stock | (29) | (29) | (29) | (29) | (29) |
| Treasury stock purchases | (456) | (592) | (792) | (414) | (1,010) |
| Shares reissued under equity incentive plans, net | 30 | 9 | 12 | 45 | 64 |
| Excess tax benefits on share-based payment arrangements | 12 | 1 | 1 | 17 | 26 |
| Other | 31 | 8 | 1 | - | (2) |
| Net cash used in financing activities | (774) | (987) | (1,324) | (829) | (1,380) |
| **NET INCREASE (DECREASE) IN CASH** | 36 | (410) | 100 | (111) | 259 |
| **CASH AT BEGINNING OF PERIOD** | 495 | 905 | 805 | 916 | 657 |
| **CASH AT END OF PERIOD** | $ 531 | $ 495 | $ 905 | $ 805 | $ 916 |

8

## THE ALLSTATE CORPORATION
## ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

| | Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2016 | | | | | | | Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2016 | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Beginning balance Dec. 31, 2015 | Acquisition costs deferred | Amortization before adjustments [1] [2] | Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2] | Amortization (acceleration) deceleration for changes in assumptions [2] | Effect of unrealized capital gains and losses | Ending balance Mar. 31, 2016 | DAC before impact of unrealized capital gains and losses | Impact of unrealized capital gains and losses | DAC after impact of unrealized capital gains and losses |
| **Property-Liability** | $ 2,029 | $ 1,068 | $ (1,056) | $ - | $ - | $ - | $ 2,041 | $ 2,041 | $ - | $ 2,041 |
| **Allstate Financial:** | | | | | | | | | | |
| Traditional life and accident and health | 792 | 46 | (42) | - | - | - | 796 | 796 | - | 796 |
| Interest-sensitive life | 993 | 26 | (28) | (2) | - | (65) | 924 | 1,055 | (131) | 924 |
| Fixed annuity | 47 | - | (1) | - | - | - | 46 | 46 | - | 46 |
| Subtotal | 1,832 | 72 | (71) | (2) | - | (65) | 1,766 | 1,897 | (131) | 1,766 |
| **Consolidated** | $ 3,861 | $ 1,140 | $ (1,127) | $ (2) | $ - | $ (65) | $ 3,807 | $ 3,938 | $ (131) | $ 3,807 |

| | Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2015 | | | | | | | Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2015 | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Beginning balance Dec. 31, 2014 | Acquisition costs deferred | Amortization before adjustments [1] [2] | Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2] | Amortization (acceleration) deceleration for changes in assumptions [2] | Effect of unrealized capital gains and losses | Ending balance Mar. 31, 2015 | DAC before impact of unrealized capital gains and losses | Impact of unrealized capital gains and losses | DAC after impact of unrealized capital gains and losses |
| **Property-Liability** | $ 1,820 | $ 1,032 | $ (1,000) | $ - | $ - | $ - | $ 1,852 | $ 1,852 | $ - | $ 1,852 |
| **Allstate Financial:** | | | | | | | | | | |
| Traditional life and accident and health | 753 | 44 | (40) | - | - | - | 757 | 757 | - | 757 |
| Interest-sensitive life | 905 | 26 | (28) | (2) | - | (27) | 874 | 1,066 | (192) | 874 |
| Fixed annuity | 47 | - | (1) | 1 | - | (3) | 44 | 52 | (8) | 44 |
| Subtotal | 1,705 | 70 | (69) | (1) | - | (30) | 1,675 | 1,875 | (200) | 1,675 |
| **Consolidated** | $ 3,525 | $ 1,102 | $ (1,069) | $ (1) | $ - | $ (30) | $ 3,527 | $ 3,727 | $ (200) | $ 3,527 |

[1] Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.
[2] Included as a component of amortization of DAC on the Consolidated Statements of Operations.

9

**THE ALLSTATE CORPORATION**
**PROPERTY-LIABILITY RESULTS**
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| Premiums written | $ 7,515 | $ 7,551 | $ 8,137 | $ 7,877 | $ 7,306 |
| Decrease (increase) in unearned premiums | 166 | 140 | (485) | (370) | 166 |
| Other | 42 | (7) | (2) | 42 | (46) |
| Premiums earned | 7,723 | 7,684 | 7,650 | 7,549 | 7,426 |
| Claims and claims expense | (5,684) | (5,199) | (5,255) | (5,587) | (4,993) |
| Amortization of deferred policy acquisition costs | (1,056) | (1,052) | (1,029) | (1,021) | (1,000) |
| Operating costs and expenses | (853) | (812) | (867) | (934) | (962) |
| Restructuring and related charges | (5) | (10) | (8) | (17) | (4) |
| Underwriting income (loss) * | 125 | 611 | 491 | (10) | 467 |
| Net investment income | 302 | 280 | 307 | 292 | 358 |
| Periodic settlements and accruals on non-hedge derivative instruments | (1) | (1) | (1) | - | (1) |
| Amortization of purchased intangible assets | 9 | 13 | 12 | 13 | 12 |
| Income tax expense on operations | (144) | (304) | (259) | (97) | (281) |
| Operating income | 291 | 599 | 550 | 198 | 555 |
| Realized capital gains and losses, after-tax | (64) | (99) | (104) | 31 | 18 |
| Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax | 1 | 1 | - | - | 1 |
| Amortization of purchased intangible assets, after-tax | (6) | (8) | (8) | (8) | (8) |
| (Loss) gain on disposition of operations, after-tax | - | - | (1) | 1 | - |
| Change in accounting for investments in qualified affordable housing projects, after-tax | - | - | - | - | (28) |
| Net income applicable to common shareholders | $ 222 | $ 493 | $ 437 | $ 222 | $ 538 |
| Catastrophe losses | $ 827 | $ 358 | $ 270 | $ 797 | $ 294 |
| Operating ratios | | | | | |
| Claims and claims expense ("loss") ratio | 73.6 | 67.6 | 68.7 | 74.0 | 67.2 |
| Expense ratio | 24.8 | 24.4 | 24.9 | 26.1 | 26.5 |
| Combined ratio | 98.4 | 92.0 | 93.6 | 100.1 | 93.7 |
| Combined ratio excluding the effect of catastrophes * | 87.7 | 87.3 | 90.1 | 89.5 | 89.7 |
| Effect of catastrophe losses on combined ratio | 10.7 | 4.7 | 3.5 | 10.6 | 4.0 |
| Combined ratio | 98.4 | 92.0 | 93.6 | 100.1 | 93.7 |
| Underlying loss ratio * | 62.5 | 63.1 | 64.6 | 63.2 | 62.6 |
| Expense ratio, excluding the effect of amortization of purchased intangible assets | 24.7 | 24.3 | 24.7 | 25.9 | 26.4 |
| Underlying combined ratio | 87.2 | 87.4 | 89.3 | 89.1 | 89.0 |
| Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") * | 87.2 | 87.4 | 89.3 | 89.1 | 89.0 |
| Effect of catastrophe losses on combined ratio | 10.7 | 4.7 | 3.5 | 10.6 | 4.0 |
| Effect of prior year reserve reestimates on combined ratio | 0.3 | (0.4) | 0.6 | 0.3 | 0.5 |
| Effect of catastrophe losses included in prior year reserve reestimates on combined ratio | 0.1 | 0.2 | - | (0.1) | 0.1 |
| Effect of amortization of purchased intangible assets on combined ratio | 0.1 | 0.1 | 0.2 | 0.2 | 0.1 |
| Combined ratio | 98.4 | 92.0 | 93.6 | 100.1 | 93.7 |
| Effect of restructuring and related charges on combined ratio | 0.1 | 0.1 | 0.1 | 0.2 | 0.1 |
| Effect of Discontinued Lines and Coverages on combined ratio | - | - | 0.7 | - | - |

10

## THE ALLSTATE CORPORATION
## PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Property-Liability Underwriting Summary** | | | | | |
| Allstate Protection | $ 127 | $ 613 | $ 540 | $ (8) | $ 469 |
| Discontinued Lines and Coverages | (2) | (2) | (49) | (2) | (2) |
| Underwriting income (loss) | $ 125 | $ 611 | $ 491 | $ (10) | $ 467 |
| **Allstate Protection Underwriting Summary** | | | | | |
| Premiums written | $ 7,515 | $ 7,551 | $ 8,137 | $ 7,877 | $ 7,306 |
| Premiums earned | $ 7,723 | $ 7,684 | $ 7,650 | $ 7,549 | $ 7,426 |
| Claims and claims expense | (5,683) | (5,197) | (5,207) | (5,585) | (4,992) |
| Amortization of deferred policy acquisition costs | (1,056) | (1,052) | (1,029) | (1,021) | (1,000) |
| Operating costs and expenses | (852) | (812) | (866) | (934) | (961) |
| Restructuring and related charges | (5) | (10) | (8) | (17) | (4) |
| Underwriting income (loss) | $ 127 | $ 613 | $ 540 | $ (8) | $ 469 |
| Catastrophe losses | $ 827 | $ 358 | $ 270 | $ 797 | $ 294 |
| Operating ratios | | | | | |
| Loss ratio | 73.6 | 67.6 | 68.0 | 74.0 | 67.2 |
| Expense ratio | 24.8 | 24.4 | 24.9 | 26.1 | 26.5 |
| Combined ratio | 98.4 | 92.0 | 92.9 | 100.1 | 93.7 |
| Effect of catastrophe losses on combined ratio | 10.7 | 4.7 | 3.5 | 10.6 | 4.0 |
| Effect of restructuring and related charges on combined ratio | 0.1 | 0.1 | 0.1 | 0.2 | 0.1 |
| Effect of amortization of purchased intangible assets on combined ratio | 0.1 | 0.1 | 0.2 | 0.2 | 0.1 |
| **Discontinued Lines and Coverages Underwriting Summary** | | | | | |
| Premiums written | $ - | $ - | $ - | $ - | $ - |
| Premiums earned | $ - | $ - | $ - | $ - | $ - |
| Claims and claims expense | (1) | (2) | (48) | (2) | (1) |
| Operating costs and expenses | (1) | - | (1) | - | (1) |
| Underwriting loss | $ (2) | $ (2) | $ (49) | $ (2) | $ (2) |
| Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio | 0.1 | - | 0.7 | - | - |
| **Underwriting Income (Loss) by Brand** | | | | | |
| Allstate brand | $ 171 | $ 629 | $ 571 | $ 86 | $ 526 |
| Esurance brand | (25) | (28) | (26) | (41) | (69) |
| Encompass brand | (18) | 14 | (4) | (50) | 14 |
| Answer Financial | (1) | (2) | (1) | (3) | (2) |
| Underwriting income (loss) | $ 127 | $ 613 | $ 540 | $ (8) | $ 469 |

11

## THE ALLSTATE CORPORATION
## PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Allstate brand** [1] | | | | | |
| Auto [2] | $ 4,746 | $ 4,576 | $ 4,746 | $ 4,588 | $ 4,535 |
| Homeowners [3] | 1,392 | 1,634 | 1,879 | 1,819 | 1,379 |
| Other personal lines | 353 | 376 | 429 | 424 | 357 |
| Commercial lines | 126 | 126 | 124 | 138 | 128 |
| Other business lines | 183 | 168 | 205 | 199 | 184 |
| | 6,800 | 6,880 | 7,383 | 7,168 | 6,583 |
| **Esurance brand** | | | | | |
| Auto | 439 | 368 | 411 | 363 | 434 |
| Homeowners | 11 | 9 | 9 | 7 | 5 |
| Other personal lines | 2 | 1 | 3 | 1 | 2 |
| | 452 | 378 | 423 | 371 | 441 |
| **Encompass brand** | | | | | |
| Auto | 138 | 152 | 169 | 173 | 147 |
| Homeowners | 104 | 116 | 134 | 136 | 111 |
| Other personal lines | 21 | 25 | 28 | 29 | 24 |
| | 263 | 293 | 331 | 338 | 282 |
| **Allstate Protection** | 7,515 | 7,551 | 8,137 | 7,877 | 7,306 |
| **Discontinued Lines and Coverages** | - | - | - | - | - |
| **Property-Liability** | $ 7,515 | $ 7,551 | $ 8,137 | $ 7,877 | $ 7,306 |
| **Allstate Protection** | | | | | |
| Auto | $ 5,323 | $ 5,096 | $ 5,326 | $ 5,124 | $ 5,116 |
| Homeowners | 1,507 | 1,759 | 2,022 | 1,962 | 1,495 |
| Other personal lines | 376 | 402 | 460 | 454 | 383 |
| Commercial lines | 126 | 126 | 124 | 138 | 128 |
| Other business lines | 183 | 168 | 205 | 199 | 184 |
| | $ 7,515 | $ 7,551 | $ 8,137 | $ 7,877 | $ 7,306 |
| [1] **Canada premiums included in Allstate brand** | | | | | |
| Auto | $ 164 | $ 183 | $ 215 | $ 235 | $ 173 |
| Homeowners | 41 | 50 | 60 | 63 | 41 |
| Other personal lines | 10 | 12 | 15 | 15 | 11 |
| | $ 215 | $ 245 | $ 290 | $ 313 | $ 225 |

[2] Fluctuation in the Canadian exchange rate has reduced the auto premiums written growth rate in first quarter 2016 by 0.4 points.
[3] Fluctuation in the Canadian exchange rate has reduced the homeowner premiums written growth rate in first quarter 2016 by 0.3 points.

12

13 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 25 (6) 1.7 7.3 34 (6) 1.9 5.5 23 (6) 1.6 5.1 Homeowners (3) 15 (7) (0.4) (8) (2.3) 16 (7) 1.5 6.1 6 (7) 0.4 6.4 Esurance brand Auto 6 0.3 2.7 18 3.0 6.7 13 1.3 5.1 Encompass brand Auto 4 1.6 14.3 9 2.0 5.7 8 1.3 7.6 Homeowners 5 1.4 11.6 5 1.7 7.4 8 1.2 5.9 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 34 (6) 1.5 3.6 18 (6) 0.4 3.9 14 (6) 0.7 3.4 Homeowners (3) 9 (7) 0.7 3.5 10 (7) 0.2 3.0 16 (7) 0.9 4.6 Esurance brand Auto 13 1.5 5.9 13 1.3 4.4 7 1.4 5.3 Encompass brand Auto 16 4.8 8.5 6 1.3 6.9 13 2.8 6.0 Homeowners 15 3.2 8.8 4 0.4 8.1 9 2.5 7.8 (1) (2) (3) (4) (5) (6) (7) (8) Includes the impact of a rate decrease in California. Excluding California, Allstate brand homeowners total brand and location specific rate changes were 0.6% and 3.7% for the three months ended March 31, 2016, respectively. Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 1 Canadian province. Esurance brand homeowners operates in 25 states. Encompass brand auto and homeowners operates in 40 states and the District of Columbia. Includes two, three, zero, one, two and one Canadian provinces for homeowners for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. March 31, 2015 December 31, 2014 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states and Canadian provinces, rate changes approved for the three month period ending March 31, 2016 are estimated to total $314 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 1.4%, 1.8%, 1.5%, 1.1%, 0.8% and 0.4% for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.7%, 0.5%, 0.5%, 0.4%, 0.9% and 0.3% for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. Includes three, one, five, four, two and one Canadian provinces for auto for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. September 30, 2015 June 30, 2015 Three months ended Three months ended Three months ended December 31, 2015March 31, 2016 (1) Three months ended Three months ended THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended

14 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Policies in Force (in thousands) (1) Allstate Brand Auto (2) 20,145 20,326 20,367 20,258 20,036 Homeowners (3) 6,152 6,174 6,163 6,141 6,114 Landlord 732 737 736 737 738 Renter 1,556 1,555 1,550 1,518 1,494 Condominium 667 668 665 662 658 Other 1,253 1,259 1,257 1,253 1,245 Other personal lines 4,208 4,219 4,208 4,170 4,135 Commercial lines 318 324 328 330 326 Other business lines 856 894 920 937 941 Excess and surplus 24 25 26 26 27 Total 31,703 31,962 32,012 31,862 31,579 Esurance Brand Auto 1,428 1,415 1,433 1,458 1,470 Homeowners 37 32 26 20 15 Other personal lines 46 44 44 44 42 Total 1,511 1,491 1,503 1,522 1,527 Encompass Brand Auto 701 723 746 767 778 Homeowners 329 338 347 355 361 Other personal lines 108 111 114 118 120 Total 1,138 1,172 1,207 1,240 1,259 Total Policies in Force 34,352 34,625 34,722 34,624 34,365 Non-Proprietary Premiums ($ in millions) Ivantage (4) $ 1,504 $ 1,490 $ 1,481 $ 1,461 $ 1,446 Answer Financial (5) 151 138 149 145 149 Agency Data Total Allstate agencies (6)(7) 12,100 12,300 12,100 12,000 Licensed sales professionals (7)(8) 24,000 24,400 24,000 23,500 Allstate independent agencies (7)(9) 2,100 2,100 2,200 2,000 (1) (2) (3) (4) (5) (6) (7) (8) (9) Rounded to the nearest hundred. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 500 and 880 engaged Allstate independent agencies (“AIAs”) as of March 31, 2016 and December 31, 2015, respectively. Engaged AIAs, as currently determined, include those that increase the number of policies in force from the prior year. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended March 31, 2016 were $23.8 million. Represents non-proprietary premiums written for the period. Commissions earned for the three months ended March 31, 2016 were $18.7 million. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate brand auto PIF increased in 31 states, including 6 out of our largest 10 states, as of March 31, 2016 compared to March 31, 2015. Allstate brand homeowners PIF increased in 31 states, including 7 out of our largest 10 states, as of March 31, 2016 compared to March 31, 2015.

## THE ALLSTATE CORPORATION
## ALLSTATE BRAND PROFITABILITY MEASURES
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| Net premiums written | $ 6,800 | $ 6,880 | $ 7,383 | $ 7,168 | $ 6,583 |
| Net premiums earned | | | | | |
| Auto | $ 4,667 | $ 4,638 | $ 4,597 | $ 4,524 | $ 4,432 |
| Homeowners | 1,678 | 1,674 | 1,663 | 1,645 | 1,631 |
| Other personal lines | 393 | 395 | 396 | 395 | 391 |
| Commercial lines | 129 | 129 | 128 | 128 | 125 |
| Other business lines | 143 | 135 | 148 | 137 | 141 |
| Total | 7,010 | 6,971 | 6,932 | 6,829 | 6,720 |
| Incurred losses | | | | | |
| Auto | $ 3,519 | $ 3,495 | $ 3,455 | $ 3,431 | $ 3,175 |
| Homeowners | 1,190 | 816 | 820 | 1,147 | 894 |
| Other personal lines | 261 | 216 | 241 | 259 | 244 |
| Commercial lines | 119 | 100 | 97 | 105 | 98 |
| Other business lines | 61 | 57 | 71 | 66 | 69 |
| Total | 5,150 | 4,684 | 4,684 | 5,008 | 4,480 |
| Expenses | | | | | |
| Auto | $ 1,103 | $ 1,077 | $ 1,086 | $ 1,155 | $ 1,113 |
| Homeowners | 377 | 372 | 385 | 372 | 389 |
| Other personal lines | 103 | 101 | 109 | 105 | 105 |
| Commercial lines | 38 | 36 | 36 | 40 | 38 |
| Other business lines | 68 | 72 | 61 | 63 | 69 |
| Total | 1,689 | 1,658 | 1,677 | 1,735 | 1,714 |
| Underwriting income (loss) | | | | | |
| Auto | $ 45 | $ 66 | $ 56 | $ (62) | $ 144 |
| Homeowners | 111 | 486 | 458 | 126 | 348 |
| Other personal lines | 29 | 78 | 46 | 31 | 42 |
| Commercial lines | (28) | (7) | (5) | (17) | (11) |
| Other business lines | 14 | 6 | 16 | 8 | 3 |
| Total | 171 | 629 | 571 | 86 | 526 |
| Loss ratio | 73.5 | 67.2 | 67.6 | 73.3 | 66.7 |
| Expense ratio | 24.1 | 23.8 | 24.2 | 25.4 | 25.5 |
| Combined ratio | 97.6 | 91.0 | 91.8 | 98.7 | 92.2 |
| Underlying loss ratio | 62.0 | 62.4 | 64.1 | 62.3 | 61.9 |
| Expense ratio, excluding the effect of amortization of purchased intangible assets | 24.1 | 23.8 | 24.2 | 25.4 | 25.5 |
| Underlying combined ratio | 86.1 | 86.2 | 88.3 | 87.7 | 87.4 |
| Effect of catastrophe losses on combined ratio | 11.2 | 4.9 | 3.6 | 10.7 | 4.1 |
| Effect of prior year reserve reestimates on combined ratio | 0.2 | (0.3) | (0.2) | 0.4 | 0.7 |
| Effect of advertising expenses on combined ratio | 1.5 | 1.5 | 2.0 | 2.4 | 2.3 |
| Underlying combined ratio | 86.1 | 86.2 | 88.3 | 87.7 | 87.4 |
| Effect of catastrophe losses | 11.2 | 4.9 | 3.6 | 10.7 | 4.1 |
| Effect of prior year non-catastrophe reserve reestimates | 0.3 | (0.1) | (0.1) | 0.3 | 0.7 |
| Combined ratio | 97.6 | 91.0 | 91.8 | 98.7 | 92.2 |

15

## THE ALLSTATE CORPORATION
## ALLSTATE BRAND STATISTICS [1]

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **New Issued Applications** (in thousands) [2] | | | | | |
| Auto | 584 | 562 | 790 | 818 | 792 |
| Homeowners | 164 | 174 | 218 | 212 | 177 |
| **Average Premium - Gross Written ($)** [3] | | | | | |
| Auto [4] | 507 | 502 | 494 | 488 | 484 |
| Homeowners [5] | 1,174 | 1,163 | 1,158 | 1,150 | 1,148 |
| **Average Premium - Net Earned ($)** [6] | | | | | |
| Auto | 461 | 456 | 452 | 450 | 444 |
| Homeowners | 1,082 | 1,078 | 1,074 | 1,066 | 1,060 |
| **Renewal Ratio (%)** [7] | | | | | |
| Auto | 88.0 | 88.2 | 88.6 | 88.9 | 88.8 |
| Homeowners | 88.1 | 88.5 | 88.7 | 88.4 | 88.4 |
| **Auto Claim Frequency** [8] | | | | | |
| **(% change year-over-year)** | | | | | |
| Bodily Injury Gross | 1.1 | 3.9 | 6.4 | 6.8 | 6.8 |
| Bodily Injury Paid | 5.9 | - | 3.5 | 6.0 | 2.3 |
| Property Damage Gross [9] | 2.1 | 7.5 | 8.9 | 6.9 | 2.1 |
| Property Damage Paid | 2.4 | 3.7 | 4.7 | 4.2 | 2.5 |
| **Auto Paid Claim Severity** [10] | | | | | |
| **(% change year-over-year)** | | | | | |
| Bodily injury | (5.5) | (7.0) | (2.9) | 0.6 | 3.9 |
| Property damage | 7.5 | 4.0 | 5.4 | 3.7 | 4.8 |
| **Homeowners Excluding Catastrophe Losses** | | | | | |
| **(% change year-over-year)** | | | | | |
| Gross Claim frequency [8] | (7.7) | 0.9 | (1.9) | 0.4 | (7.9) |
| Paid Claim frequency [8] | (2.0) | (2.1) | (3.7) | (0.9) | (7.0) |
| Paid Claim severity | (2.7) | 2.6 | 4.5 | 3.6 | 6.6 |

(1) Statistics presented for Allstate brand exclude excess and surplus lines.

(2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed on a policy, which in 2015 was either four or ten depending on the state. In 2016 all states allow ten automobiles on a policy.

(3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4) Fluctuation in the Canadian exchange rate has reduced the auto average premium written growth rate in first quarter 2016 by 0.4 points.

(5) Fluctuation in the Canadian exchange rate has reduced the homeowner average premium written growth rate in first quarter 2016 by 0.3 points.

(6) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(8) The frequency statistics are calculated excluding catastrophe impact. The percent change in paid or gross frequency is calculated as the increase or decrease in the paid or gross frequency amount in the current period compared to the same period in the prior year; divided by the prior year paid or gross frequency amount. The paid frequency amount is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross frequency amount is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period.

(9) A decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims, however experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. Introduction in the third quarter of 2015 resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were (0.8)%, 5.5% and 7.4% in the first quarter of 2016 and the fourth and third quarter of 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted.

(10) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The rate of change in paid severity is the year over year percent increase or decrease in paid claim severity for the period.

16

17 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency 2.1% -3.2% -4.4% -4.1% -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% 3.9% 1.1% % Change in paid claim frequency 4.5% 1.5% -0.9% -2.4% -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% 0.0% 5.9% (1) The frequency statistics are calculated excluding catastrophe impact. (2) The percent change in paid or gross claim frequency is calculated as the increase or decrease in the paid or gross claim frequency amount in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency amount. The paid claim frequency amount is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency amount is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY STATISTICS (1) BODILY INJURY % CHANGE IN GROSS AND PAID CLAIM FREQUENCY RATE 2011 2012 2013 2014 2015 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2011 2012 2013 2014 2015 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency % change in gross claim frequency % change in paid claim frequency

18 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency (3) 0.6% -4.4% -3.3% -3.1% -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% 7.5% 2.1% % Change in paid claim frequency (3) 0.4% -2.9% -4.3% -2.4% -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% 3.7% 2.4% (1) The frequency statistics are calculated excluding catastrophe impact. (2) (3) The percent change in paid or gross claim frequency is calculated as the increase or decrease in the paid or gross claim frequency amount in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency amount. The paid claim frequency amount is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency amount is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. A decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims, however experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. Introduction in the third quarter of 2015 resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were (0.8)%, 5.5% and 7.4% in the first quarter of 2016 and the fourth and third quarter of 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY STATISTICS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY 2011 2012 2013 2014 2015 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2011 2012 2013 2014 2015 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % change in gross claim frequency % change in paid claim frequency

**THE ALLSTATE CORPORATION**
**ESURANCE PROFITABILITY MEASURES AND STATISTICS**
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| Net premiums written | $ 452 | $ 378 | $ 423 | $ 371 | $ 441 |
| Net premiums earned | | | | | |
| Auto | $ 394 | $ 391 | $ 392 | $ 397 | $ 382 |
| Homeowners | 8 | 7 | 5 | 4 | 3 |
| Other personal lines | 2 | 2 | 2 | 1 | 2 |
| | 404 | 400 | 399 | 402 | 387 |
| Incurred losses | | | | | |
| Auto | $ 289 | $ 294 | $ 285 | $ 300 | $ 297 |
| Homeowners | 4 | 4 | 4 | 3 | 1 |
| Other personal lines | 1 | 1 | 1 | 1 | 1 |
| | 294 | 299 | 290 | 304 | 299 |
| Expenses | | | | | |
| Auto | $ 123 | $ 119 | $ 125 | $ 132 | $ 155 |
| Homeowners | 11 | 9 | 10 | 7 | - |
| Other personal lines | 1 | 1 | - | - | 2 |
| | 135 | 129 | 135 | 139 | 157 |
| Underwriting income (loss) | | | | | |
| Auto | $ (18) | $ (22) | $ (18) | $ (35) | $ (70) |
| Homeowners | (7) | (6) | (9) | (6) | 2 |
| Other personal lines | - | - | 1 | - | (1) |
| | (25) | (28) | (26) | (41) | (69) |
| Loss ratio | 72.8 | 74.8 | 72.7 | 75.6 | 77.2 |
| Expense ratio | 33.4 | 32.2 | 33.8 | 34.6 | 40.6 |
| Combined ratio | 106.2 | 107.0 | 106.5 | 110.2 | 117.8 |
| Underlying loss ratio | 73.1 | 75.3 | 73.5 | 74.3 | 78.2 |
| Expense ratio, excluding the effect of amortization of purchased intangible assets | 31.9 | 30.0 | 31.8 | 32.4 | 38.3 |
| Underlying combined ratio | 105.0 | 105.3 | 105.3 | 106.7 | 116.5 |
| Effect of catastrophe losses on combined ratio | 0.7 | 0.8 | 0.8 | 2.0 | - |
| Effect of prior year reserve reestimates on combined ratio | (1.0) | (1.3) | (1.3) | (0.7) | (1.0) |
| Effect of amortization of purchased intangible assets on combined ratio | 1.5 | 2.2 | 2.0 | 2.2 | 2.3 |
| Effect of advertising expenses on combined ratio | 11.6 | 9.8 | 11.0 | 12.4 | 17.3 |
| Underlying combined ratio | 105.0 | 105.3 | 105.3 | 106.7 | 116.5 |
| Effect of catastrophe losses | 0.7 | 0.8 | 0.8 | 2.0 | - |
| Effect of prior year non-catastrophe reserve reestimates | (1.0) | (1.3) | (1.6) | (0.7) | (1.0) |
| Effect of amortization of purchased intangible assets | 1.5 | 2.2 | 2.0 | 2.2 | 2.3 |
| Combined ratio | 106.2 | 107.0 | 106.5 | 110.2 | 117.8 |
| Policies in Force (in thousands) | | | | | |
| Auto | 1,428 | 1,415 | 1,433 | 1,458 | 1,470 |
| Homeowners | 37 | 32 | 26 | 20 | 15 |
| Other personal lines | 46 | 44 | 44 | 44 | 42 |
| | 1,511 | 1,491 | 1,503 | 1,522 | 1,527 |
| New Issued Applications (in thousands) | | | | | |
| Auto | 168 | 139 | 145 | 148 | 195 |
| Homeowners | 7 | 7 | 8 | 7 | 6 |
| Other personal lines | 10 | 7 | 9 | 10 | 12 |
| | 185 | 153 | 162 | 165 | 213 |
| Average Premium - Gross Written ($) | | | | | |
| Auto | 547 | 526 | 513 | 506 | 520 |
| Homeowners | 891 | 821 | 838 | 814 | 849 |
| Renewal Ratio (%) | | | | | |
| Auto | 79.6 | 78.8 | 78.7 | 80.4 | 79.9 |

19

**THE ALLSTATE CORPORATION**
**ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS**
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| Net premiums written | $ 263 | $ 293 | $ 331 | $ 338 | $ 282 |
| Net premiums earned | | | | | |
| Auto | $ 159 | $ 162 | $ 165 | $ 165 | $ 165 |
| Homeowners | 124 | 124 | 127 | 126 | 127 |
| Other personal lines | 26 | 27 | 27 | 27 | 27 |
| Total | 309 | 313 | 319 | 318 | 319 |
| Incurred losses | | | | | |
| Auto | $ 123 | $ 126 | $ 135 | $ 129 | $ 116 |
| Homeowners | 85 | 61 | 75 | 117 | 74 |
| Other personal lines | 31 | 27 | 23 | 27 | 23 |
| Total | 239 | 214 | 233 | 273 | 213 |
| Expenses | | | | | |
| Auto | $ 45 | $ 44 | $ 46 | $ 50 | $ 47 |
| Homeowners | 36 | 34 | 36 | 38 | 37 |
| Other personal lines | 7 | 7 | 8 | 7 | 8 |
| Total | 88 | 85 | 90 | 95 | 92 |
| Underwriting income (loss) | | | | | |
| Auto | $ (9) | $ (8) | $ (16) | $ (14) | $ 2 |
| Homeowners | 3 | 29 | 16 | (29) | 16 |
| Other personal lines | (12) | (7) | (4) | (7) | (4) |
| Total | (18) | 14 | (4) | (50) | 14 |
| Loss ratio | 77.3 | 68.4 | 73.1 | 85.8 | 66.8 |
| Expense ratio | 28.5 | 27.1 | 28.2 | 29.9 | 28.8 |
| Combined ratio | 105.8 | 95.5 | 101.3 | 115.7 | 95.6 |
| Underlying loss ratio | 59.8 | 65.2 | 62.7 | 66.6 | 61.8 |
| Expense ratio, excluding the effect of amortization of purchased intangible assets | 28.5 | 27.1 | 28.2 | 29.9 | 28.8 |
| Underlying combined ratio | 88.3 | 92.3 | 90.9 | 96.5 | 90.6 |
| Effect of catastrophe losses on combined ratio | 13.3 | 4.8 | 5.3 | 18.6 | 6.3 |
| Effect of prior year reserve reestimates on combined ratio | 4.5 | (1.9) | 5.4 | 0.9 | (2.2) |
| Effect of advertising expenses on combined ratio | - | - | 0.3 | 0.6 | 0.6 |
| Underlying combined ratio | 88.3 | 92.3 | 90.9 | 96.5 | 90.6 |
| Effect of catastrophe losses | 13.3 | 4.8 | 5.3 | 18.6 | 6.3 |
| Effect of prior year non-catastrophe reserve reestimates | 4.2 | (1.6) | 5.1 | 0.6 | (1.3) |
| Combined ratio | 105.8 | 95.5 | 101.3 | 115.7 | 95.6 |
| Policies in Force (in thousands) | | | | | |
| Auto | 701 | 723 | 746 | 767 | 778 |
| Homeowners | 329 | 338 | 347 | 355 | 361 |
| Other personal lines | 108 | 111 | 114 | 118 | 120 |
| | 1,138 | 1,172 | 1,207 | 1,240 | 1,259 |
| New Issued Applications (in thousands) | | | | | |
| Auto | 15 | 16 | 20 | 23 | 23 |
| Homeowners | 9 | 10 | 12 | 14 | 12 |
| Average Premium - Gross Written ($) | | | | | |
| Auto | 981 | 981 | 963 | 925 | 913 |
| Homeowners | 1,618 | 1,587 | 1,583 | 1,532 | 1,519 |
| Renewal Ratio (%) | | | | | |
| Auto | 76.1 | 76.1 | 76.7 | 78.0 | 78.5 |
| Homeowners | 81.5 | 81.3 | 82.5 | 83.2 | 83.2 |

20

## THE ALLSTATE CORPORATION
## AUTO PROFITABILITY MEASURES

| ($ in millions) | Three months ended March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
|---|---|---|---|---|---|
| **Net premiums written** | | | | | |
| Allstate brand | $ 4,746 | $ 4,576 | $ 4,746 | $ 4,588 | $ 4,535 |
| Esurance brand | 439 | 368 | 411 | 363 | 434 |
| Encompass brand | 138 | 152 | 169 | 173 | 147 |
| | 5,323 | 5,096 | 5,326 | 5,124 | 5,116 |
| **Net premiums earned** | | | | | |
| Allstate brand | $ 4,667 | $ 4,638 | $ 4,597 | $ 4,524 | $ 4,432 |
| Esurance brand | 394 | 391 | 392 | 397 | 382 |
| Encompass brand | 159 | 162 | 165 | 165 | 165 |
| | 5,220 | 5,191 | 5,154 | 5,086 | 4,979 |
| **Incurred losses** | | | | | |
| Allstate brand | $ 3,519 | $ 3,495 | $ 3,455 | $ 3,431 | $ 3,175 |
| Esurance brand | 289 | 294 | 285 | 300 | 297 |
| Encompass brand | 123 | 126 | 135 | 129 | 116 |
| | 3,931 | 3,915 | 3,875 | 3,860 | 3,588 |
| **Expenses** | | | | | |
| Allstate brand | $ 1,103 | $ 1,077 | $ 1,086 | $ 1,155 | $ 1,113 |
| Esurance brand | 123 | 119 | 125 | 132 | 155 |
| Encompass brand | 45 | 44 | 46 | 50 | 47 |
| | 1,271 | 1,240 | 1,257 | 1,337 | 1,315 |
| **Underwriting income (loss)** | | | | | |
| Allstate brand | $ 45 | $ 66 | $ 56 | $ (62) | $ 144 |
| Esurance brand | (18) | (22) | (18) | (35) | (70) |
| Encompass brand | (9) | (8) | (16) | (14) | 2 |
| | 18 | 36 | 22 | (111) | 76 |
| **Loss ratio** | | | | | |
| Allstate brand | 75.4 | 75.4 | 75.2 | 75.9 | 71.7 |
| Esurance brand | 73.4 | 75.2 | 72.7 | 75.6 | 77.7 |
| Encompass brand | 77.4 | 77.8 | 81.8 | 78.2 | 70.3 |
| Allstate Protection | 75.3 | 75.4 | 75.2 | 75.9 | 72.1 |
| **Expense ratio** | | | | | |
| Allstate brand | 23.6 | 23.2 | 23.6 | 25.5 | 25.1 |
| Esurance brand | 31.2 | 30.4 | 31.9 | 33.2 | 40.6 |
| Encompass brand | 28.3 | 27.1 | 27.9 | 30.3 | 28.5 |
| Allstate Protection | 24.4 | 23.9 | 24.4 | 26.3 | 26.4 |
| **Combined ratio** | | | | | |
| Allstate brand | 99.0 | 98.6 | 98.8 | 101.4 | 96.8 |
| Esurance brand | 104.6 | 105.6 | 104.6 | 108.8 | 118.3 |
| Encompass brand | 105.7 | 104.9 | 109.7 | 108.5 | 98.8 |
| Allstate Protection | 99.7 | 99.3 | 99.6 | 102.2 | 98.5 |
| **Effect of catastrophe losses on combined ratio** | | | | | |
| Allstate brand | 2.9 | 1.1 | 0.5 | 3.2 | 0.3 |
| Esurance brand | 0.5 | 0.5 | 0.5 | 1.8 | - |
| Encompass brand | 1.3 | 0.6 | 0.6 | 3.0 | - |
| Allstate Protection | 2.7 | 1.0 | 0.5 | 3.1 | 0.3 |
| **Effect of prior year reserve reestimates on combined ratio** | | | | | |
| Allstate brand | 0.1 | (0.3) | 0.1 | 0.4 | 0.8 |
| Esurance brand | (1.0) | (1.3) | (1.3) | (0.8) | (1.0) |
| Encompass brand | 1.3 | (0.6) | 7.9 | (1.2) | (4.8) |
| Allstate Protection | 0.1 | (0.4) | 0.3 | 0.2 | 0.5 |
| **Effect of catastrophe losses included in prior year reserve reestimates on combined ratio** | | | | | |
| Allstate brand | (0.1) | (0.2) | (0.1) | - | (0.1) |
| Esurance brand | - | - | 0.2 | - | - |
| Encompass brand | - | - | - | - | (0.6) |
| Allstate Protection | (0.1) | (0.2) | - | (0.1) | - |
| **Effect of amortization of purchased intangible assets on combined ratio** | | | | | |
| Esurance brand | 1.5 | 2.3 | 2.0 | 2.3 | 2.3 |
| Allstate Protection | 0.1 | 0.2 | 0.2 | 0.1 | 0.2 |

21

## THE ALLSTATE CORPORATION
## HOMEOWNERS PROFITABILITY MEASURES

| ($ in millions) | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
|---|---|---|---|---|---|
| | Three months ended | | | | |
| **Net premiums written** | | | | | |
| Allstate brand | $ 1,392 | $ 1,634 | $ 1,879 | $ 1,819 | $ 1,379 |
| Esurance brand | 11 | 9 | 9 | 7 | 5 |
| Encompass brand | 104 | 116 | 134 | 136 | 111 |
| | 1,507 | 1,759 | 2,022 | 1,962 | 1,495 |
| **Net premiums earned** | | | | | |
| Allstate brand | $ 1,678 | $ 1,674 | $ 1,663 | $ 1,645 | $ 1,631 |
| Esurance brand | 8 | 7 | 5 | 4 | 3 |
| Encompass brand | 124 | 124 | 127 | 126 | 127 |
| | 1,810 | 1,805 | 1,795 | 1,775 | 1,761 |
| **Incurred losses** | | | | | |
| Allstate brand | $ 1,190 | $ 816 | $ 820 | $ 1,147 | $ 894 |
| Esurance brand | 4 | 4 | 4 | 3 | 1 |
| Encompass brand | 85 | 61 | 75 | 117 | 74 |
| | 1,279 | 881 | 899 | 1,267 | 969 |
| **Expenses** | | | | | |
| Allstate brand | $ 377 | $ 372 | $ 385 | $ 372 | $ 389 |
| Esurance brand | 11 | 9 | 10 | 7 | - |
| Encompass brand | 36 | 34 | 36 | 38 | 37 |
| | 424 | 415 | 431 | 417 | 426 |
| **Underwriting income (loss)** | | | | | |
| Allstate brand | $ 111 | $ 486 | $ 458 | $ 126 | $ 348 |
| Esurance brand | (7) | (6) | (9) | (6) | 2 |
| Encompass brand | 3 | 29 | 16 | (29) | 16 |
| | 107 | 509 | 465 | 91 | 366 |
| **Loss ratio** | | | | | |
| Allstate brand | 70.9 | 48.8 | 49.3 | 69.7 | 54.8 |
| Esurance brand | 50.0 | 57.1 | 80.0 | 75.0 | 33.3 |
| Encompass brand | 68.6 | 49.2 | 59.1 | 92.8 | 58.3 |
| Allstate Protection | 70.7 | 48.8 | 50.1 | 71.4 | 55.0 |
| **Expense ratio** | | | | | |
| Allstate brand | 22.5 | 22.2 | 23.2 | 22.6 | 23.9 |
| Esurance brand | 137.5 | 128.6 | 200.0 | 175.0 | - |
| Encompass brand | 29.0 | 27.4 | 28.3 | 30.2 | 29.1 |
| Allstate Protection | 23.4 | 23.0 | 24.0 | 23.5 | 24.2 |
| **Combined ratio** | | | | | |
| Allstate brand | 93.4 | 71.0 | 72.5 | 92.3 | 78.7 |
| Esurance brand | 187.5 | 185.7 | 280.0 | 250.0 | 33.3 |
| Encompass brand | 97.6 | 76.6 | 87.4 | 123.0 | 87.4 |
| Allstate Protection | 94.1 | 71.8 | 74.1 | 94.9 | 79.2 |
| **Effect of catastrophe losses on combined ratio** | | | | | |
| Allstate brand | 34.2 | 15.0 | 12.4 | 32.1 | 13.9 |
| Esurance brand | 12.5 | 14.3 | 20.0 | 25.0 | - |
| Encompass brand | 30.7 | 9.7 | 11.8 | 41.3 | 14.2 |
| Allstate Protection | 33.9 | 14.6 | 12.4 | 32.7 | 13.9 |
| **Effect of prior year reserve reestimates on combined ratio** | | | | | |
| Allstate brand | (0.5) | (0.5) | (0.9) | - | 0.2 |
| Esurance brand | - | - | - | - | - |
| Encompass brand | 0.8 | (4.9) | - | 2.3 | (1.6) |
| Allstate Protection | (0.4) | (0.8) | (0.8) | 0.2 | 0.1 |
| **Effect of catastrophe losses included in prior year reserve reestimates on combined ratio** | | | | | |
| Allstate brand | (0.3) | (0.5) | (0.1) | 0.5 | (0.1) |
| Esurance brand | - | - | - | - | - |
| Encompass brand | 1.6 | (0.8) | 1.6 | - | (1.6) |
| Allstate Protection | (0.2) | (0.5) | 0.1 | 0.4 | (0.1) |

22

**THE ALLSTATE CORPORATION**
**OTHER PERSONAL LINES PROFITABILITY MEASURES** [(1)]

| ($ in millions) | Three months ended March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
|---|---|---|---|---|---|
| Net premiums written | | | | | |
| Allstate brand | $ 353 | $ 376 | $ 429 | $ 424 | $ 357 |
| Esurance brand | 2 | 1 | 3 | 1 | 2 |
| Encompass brand | 21 | 25 | 28 | 29 | 24 |
| | 376 | 402 | 460 | 454 | 383 |
| Net premiums earned | | | | | |
| Allstate brand | $ 393 | $ 395 | $ 396 | $ 395 | $ 391 |
| Esurance brand | 2 | 2 | 2 | 1 | 2 |
| Encompass brand | 26 | 27 | 27 | 27 | 27 |
| | 421 | 424 | 425 | 423 | 420 |
| Incurred losses | | | | | |
| Allstate brand | $ 261 | $ 216 | $ 241 | $ 259 | $ 244 |
| Esurance brand | 1 | 1 | 1 | 1 | 1 |
| Encompass brand | 31 | 27 | 23 | 27 | 23 |
| | 293 | 244 | 265 | 287 | 268 |
| Expenses | | | | | |
| Allstate brand | $ 103 | $ 101 | $ 109 | $ 105 | $ 105 |
| Esurance brand | 1 | 1 | - | - | 2 |
| Encompass brand | 7 | 7 | 8 | 7 | 8 |
| | 111 | 109 | 117 | 112 | 115 |
| Underwriting income (loss) | | | | | |
| Allstate brand | $ 29 | $ 78 | $ 46 | $ 31 | $ 42 |
| Esurance brand | - | - | 1 | - | (1) |
| Encompass brand | (12) | (7) | (4) | (7) | (4) |
| | 17 | 71 | 43 | 24 | 37 |
| Loss ratio | | | | | |
| Allstate brand | 66.4 | 54.7 | 60.9 | 65.6 | 62.4 |
| Esurance brand | 50.0 | 50.0 | 50.0 | 100.0 | 50.0 |
| Encompass brand | 119.3 | 100.0 | 85.2 | 100.0 | 85.2 |
| Allstate Protection | 69.6 | 57.6 | 62.4 | 67.8 | 63.8 |
| Expense ratio | | | | | |
| Allstate brand | 26.2 | 25.6 | 27.5 | 26.6 | 26.9 |
| Esurance brand | 50.0 | 50.0 | - | - | 100.0 |
| Encompass brand | 26.9 | 25.9 | 29.6 | 25.9 | 29.6 |
| Allstate Protection | 26.4 | 25.7 | 27.5 | 26.5 | 27.4 |
| Combined ratio | | | | | |
| Allstate brand | 92.6 | 80.3 | 88.4 | 92.2 | 89.3 |
| Esurance brand | 100.0 | 100.0 | 50.0 | 100.0 | 150.0 |
| Encompass brand | 146.2 | 125.9 | 114.8 | 125.9 | 114.8 |
| Allstate Protection | 96.0 | 83.3 | 89.9 | 94.3 | 91.2 |
| Effect of catastrophe losses on combined ratio | | | | | |
| Allstate brand | 16.0 | 8.4 | 4.5 | 11.9 | 7.4 |
| Esurance brand | - | - | - | - | - |
| Encompass brand | 3.8 | 7.4 | 3.7 | 7.4 | 7.4 |
| Allstate Protection | 15.2 | 8.3 | 4.5 | 11.6 | 7.4 |
| Effect of prior year reserve reestimates on combined ratio | | | | | |
| Allstate brand | (1.5) | (0.3) | 1.8 | 1.1 | (0.5) |
| Esurance brand | - | - | - | - | - |
| Encompass brand | 42.3 | 3.7 | 14.8 | 7.4 | 11.1 |
| Allstate Protection | 1.2 | - | 2.6 | 1.4 | 0.2 |
| Effect of catastrophe losses included in prior year reserve reestimates on combined ratio | | | | | |
| Allstate brand | - | (0.3) | - | - | (0.3) |
| Esurance brand | - | - | - | - | - |
| Encompass brand | (3.9) | - | (3.7) | 3.7 | - |
| Allstate Protection | (0.3) | (0.2) | (0.2) | 0.3 | (0.3) |

(1) Other personal lines include renter, condominium, landlord and other personal lines products.

23

24 March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2016 2015 2015 2015 2015 Net premiums written $ 126 $ 126 $ 124 $ 138 $ 128 Net premiums earned $ 129 $ 129 $ 128 $ 128 $ 125 Incurred losses $ 119 $ 100 $ 97 $ 105 $ 98 Expenses $ 38 $ 36 $ 36 $ 40 $ 38 Underwriting (loss) income $ (28) $ (7) $ (5) $ (17) $ (11) Loss ratio 92.2 77.5 75.8 82.0 78.4 Expense ratio 29.5 27.9 28.1 31.3 30.4 Combined ratio 121.7 105.4 103.9 113.3 108.8 Effect of catastrophe losses on combined ratio 7.0 4.6 2.3 9.4 4.0 Effect of prior year reserve reestimates on combined ratio 15.5 - (9.3) 3.1 8.0 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio 2.4 0.8 - 2.3 0.8 (1) Commercial lines are all Allstate Brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Three months ended

25 March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2016 2015 2015 2015 2015 Net premiums written $ 183 $ 168 $ 205 $ 199 $ 184 Net premiums earned $ 143 $ 135 $ 148 $ 137 $ 141 Incurred losses $ 61 $ 57 $ 71 $ 66 $ 69 Expenses $ 68 $ 72 $ 61 $ 63 $ 69 Underwriting income $ 14 $ 6 $ 16 $ 8 $ 3 Loss ratio 42.7 42.2 48.0 48.2 49.0 Expense ratio 47.5 53.4 41.2 46.0 48.9 Combined ratio 90.2 95.6 89.2 94.2 97.9 Effect of catastrophe losses on combined ratio - - - - - Effect of prior year reserve reestimates on combined ratio - - 0.7 0.7 - Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - - - - - Effect of amortization of purchased intangible assets 0.7 0.8 0.7 0.8 0.7 (1) Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines, primarily Allstate Brand. THE ALLSTATE CORPORATION OTHER BUSINESS LINES PROFITABILITY MEASURES (1) Three months ended

## THE ALLSTATE CORPORATION
## AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Auto** | | | | | |
| Allstate brand underlying combined ratio | 95.9 | 97.6 | 98.1 | 97.8 | 95.6 |
| Effect of catastrophe losses on combined ratio | 2.9 | 1.1 | 0.5 | 3.2 | 0.3 |
| Effect of prior year non-catastrophe reserve reestimates on combined ratio | 0.2 | (0.1) | 0.2 | 0.4 | 0.9 |
| Allstate brand combined ratio | 99.0 | 98.6 | 98.8 | 101.4 | 96.8 |
| Esurance brand underlying combined ratio | 103.6 | 104.1 | 103.6 | 105.5 | 117.0 |
| Effect of catastrophe losses on combined ratio | 0.5 | 0.5 | 0.5 | 1.8 | - |
| Effect of prior year non-catastrophe reserve reestimates on combined ratio | (1.0) | (1.3) | (1.5) | (0.8) | (1.0) |
| Effect of amortization of purchased intangible assets on combined ratio | 1.5 | 2.3 | 2.0 | 2.3 | 2.3 |
| Esurance brand combined ratio | 104.6 | 105.6 | 104.6 | 108.8 | 118.3 |
| Encompass brand underlying combined ratio | 103.1 | 104.9 | 101.2 | 106.7 | 103.0 |
| Effect of catastrophe losses on combined ratio | 1.3 | 0.6 | 0.6 | 3.0 | - |
| Effect of prior year non-catastrophe reserve reestimates on combined ratio | 1.3 | (0.6) | 7.9 | (1.2) | (4.2) |
| Encompass brand combined ratio | 105.7 | 104.9 | 109.7 | 108.5 | 98.8 |
| **Homeowners** | | | | | |
| Allstate brand underlying combined ratio | 59.4 | 56.0 | 60.9 | 60.7 | 64.5 |
| Effect of catastrophe losses on combined ratio | 34.2 | 15.0 | 12.4 | 32.1 | 13.9 |
| Effect of prior year non-catastrophe reserve reestimates on combined ratio | (0.2) | - | (0.8) | (0.5) | 0.3 |
| Allstate brand combined ratio | 93.4 | 71.0 | 72.5 | 92.3 | 78.7 |
| Encompass brand underlying combined ratio | 67.7 | 71.0 | 77.2 | 79.4 | 73.2 |
| Effect of catastrophe losses on combined ratio | 30.7 | 9.7 | 11.8 | 41.3 | 14.2 |
| Effect of prior year non-catastrophe reserve reestimates on combined ratio | (0.8) | (4.1) | (1.6) | 2.3 | - |
| Encompass brand combined ratio | 97.6 | 76.6 | 87.4 | 123.0 | 87.4 |
| **Other Personal Lines** | | | | | |
| Allstate brand underlying combined ratio | 78.1 | 71.9 | 82.1 | 79.2 | 82.1 |
| Effect of catastrophe losses on combined ratio | 16.0 | 8.4 | 4.5 | 11.9 | 7.4 |
| Effect of prior year non-catastrophe reserve reestimates on combined ratio | (1.5) | - | 1.8 | 1.1 | (0.2) |
| Allstate brand combined ratio | 92.6 | 80.3 | 88.4 | 92.2 | 89.3 |
| Encompass brand underlying combined ratio | 96.2 | 114.8 | 92.6 | 114.8 | 96.3 |
| Effect of catastrophe losses on combined ratio | 3.8 | 7.4 | 3.7 | 7.4 | 7.4 |
| Effect of prior year non-catastrophe reserve reestimates on combined ratio | 46.2 | 3.7 | 18.5 | 3.7 | 11.1 |
| Encompass brand combined ratio | 146.2 | 125.9 | 114.8 | 125.9 | 114.8 |

26

27 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Auto Annualized average premium (1) $ 927 $ 913 $ 903 $ 893 $ 885 Underlying combined ratios 95.9 97.6 98.1 97.8 95.6 Average underlying loss (incurred pure premium) and expense * $ 889 $ 891 $ 886 $ 874 $ 846 Homeowners Annualized average premium (1) $ 1,091 $ 1,085 $ 1,079 $ 1,071 $ 1,067 Underlying combined ratios 59.4 56.0 60.9 60.7 64.5 Average underlying loss (incurred pure premium) and expense $ 648 $ 607 $ 657 $ 650 $ 688 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE Three months ended

## THE ALLSTATE CORPORATION
## HOMEOWNERS SUPPLEMENTAL INFORMATION
**($ in millions)**

| | Three months ended March 31, 2016 | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | | | | | | | Premium rate changes [3] | |
| Primary Exposure Groupings [1] | Earned premiums | Incurred losses | Loss ratios | Catastrophe losses | Effect of catastrophes on loss ratio | Number of catastrophes | Number of locations | Annual impact of rate changes on state specific premiums written |
| Florida | $ 26 | $ 18 | 69.2% | $ - | 0.0% | | | |
| Other hurricane exposure states | 969 | 876 | 90.4% | 549 | 56.7% | | | |
| Total hurricane exposure states [2] | 995 | 894 | 89.8% | 549 | 55.2% | | 8 | 7.6% |
| Other catastrophe exposure states [4] | 815 | 385 | 47.2% | 64 | 7.9% | | 11 | (7.5)% |
| Total | $ 1,810 | $ 1,279 | 70.7% | $ 613 | 33.9% | 17 | 19 | (1.6)% |

(1) **Basis of Presentation**
This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

(4) Includes Canada.

28

29 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Allstate brand Auto $ 137 $ 50 $ 22 $ 143 $ 13 Homeowners 574 251 207 528 227 Other personal lines 63 33 18 47 29 Commercial lines 9 6 3 12 5 Other business lines - - - - - Total 783 340 250 730 274 Esurance brand Auto 2 2 2 7 - Homeowners 1 1 1 1 - Other personal lines - - - - - Total 3 3 3 8 - Encompass brand Auto 2 1 1 5 - Homeowners 38 12 15 52 18 Other personal lines 1 2 1 2 2 Total 41 15 17 59 20 Allstate Protection $ 827 $ 358 $ 270 $ 797 $ 294 Allstate Protection Auto $ 141 $ 53 $ 25 $ 155 $ 13 Homeowners 613 264 223 581 245 Other personal lines 64 35 19 49 31 Commercial lines 9 6 3 12 5 Other business lines - - - - - $ 827 $ 358 $ 270 $ 797 $ 294 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Three months ended

30 Premiums Total Total Effect on the earned catastrophe catastrophe Property-Liability Quarter 1 Quarter 2 Quarter 3 Quarter 4 Year year-to-date losses by year losses by year combined ratio 2007 2.4 6.3 5.0 7.0 5.2 $ 27,233 $ 1,409 $ 1,336 4.9 2008 8.4 10.3 26.8 3.9 12.4 26,967 3,342 1,876 7.0 2009 7.8 12.5 6.2 5.0 7.9 26,194 2,069 2,159 8.2 2010 10.0 9.8 5.9 8.3 8.5 25,957 2,207 2,272 8.8 2011 5.2 36.2 16.7 1.0 14.7 25,942 3,815 3,298 12.7 2012 3.9 12.3 3.1 15.7 8.8 26,737 2,345 1,324 5.0 2013 5.3 9.4 1.8 1.7 4.5 27,618 1,251 1,352 4.9 2014 6.3 13.0 7.1 1.3 6.9 28,929 1,993 2,000 6.9 2015 4.0 10.6 3.5 4.7 5.7 30,309 1,719 1,749 5.8 2016 10.7 7,723 827 827 10.7 Average 6.4 13.2 8.3 5.3 8.3 7.2 Effect of all catastrophe losses on the Property-Liability combined ratio catastrophe losses relating to Excludes the effect of THE ALLSTATE CORPORATION PROPERTY-LIABILITY EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO ($ in millions) earthquakes and hurricanes

31 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million 1 5.9% $ 340 41.1% 4.4% $ 340 $101 million to $250 million 1 5.9 196 23.7 2.6 196 $50 million to $100 million 1 5.9 63 7.6 0.8 63 Less than $50 million 14 82.3 231 27.9 3.0 17 Total 17 100.0% 830 100.3 10.8 49 Prior year reserve reestimates (3) (0.3) (0.1) Total catastrophe losses $ 827 100.0% 10.7 % THE ALLSTATE CORPORATION CATASTROPHE BY SIZE OF EVENT ($ in millions) Three months ended March 31, 2016

**THE ALLSTATE CORPORATION**
**PROPERTY-LIABILITY**
**PRIOR YEAR RESERVE REESTIMATES**
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Prior Year Reserve Reestimates** [1] | | | | | |
| Auto | $ 5 | $ (19) | $ 14 | $ 11 | $ 24 |
| Homeowners | (7) | (14) | (15) | 4 | 1 |
| Other personal lines | 5 | - | 11 | 6 | 1 |
| Commercial lines | 20 | - | (12) | 4 | 10 |
| Other business lines | - | - | 1 | 1 | - |
| Allstate Protection | 23 | (33) | (1) | 26 | 36 |
| Discontinued Lines and Coverages | 1 | 2 | 48 | 2 | 1 |
| Property-Liability | $ 24 | $ (31) | $ 47 | $ 28 | $ 37 |
| Allstate brand [2] | $ 13 | $ (22) | $ (13) | $ 26 | $ 47 |
| Esurance brand | (4) | (5) | (5) | (3) | (4) |
| Encompass brand [2] | 14 | (6) | 17 | 3 | (7) |
| Allstate Protection [2] | $ 23 | $ (33) | $ (1) | $ 26 | $ 36 |
| **Effect of Prior Year Reserve Reestimates on Combined Ratio** [1][3] | | | | | |
| Auto | - | (0.2) | 0.2 | 0.2 | 0.3 |
| Homeowners | (0.1) | (0.2) | (0.2) | - | - |
| Other personal lines | - | - | 0.1 | 0.1 | - |
| Commercial lines | 0.3 | - | (0.1) | - | 0.2 |
| Other business lines | - | - | - | - | - |
| Allstate Protection | 0.2 | (0.4) | - | 0.3 | 0.5 |
| Discontinued Lines and Coverages | 0.1 | - | 0.6 | - | - |
| Property-Liability | 0.3 | (0.4) | 0.6 | 0.3 | 0.5 |
| Allstate brand [2] | 0.1 | (0.3) | (0.2) | 0.3 | 0.6 |
| Esurance brand | (0.1) | - | - | - | - |
| Encompass brand [2] | 0.2 | (0.1) | 0.2 | - | (0.1) |
| Allstate Protection [2] | 0.2 | (0.4) | - | 0.3 | 0.5 |

[1] Favorable reserve reestimates are shown in parentheses.

[2] (Favorable) unfavorable reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $(4) million, $0 million, $1 million, $(3) million and $(2) million, $0 million, $(3) million and $(5) million, respectively, in the three months ended March 31, 2016 and 2015, respectively.

[3] Calculated using Property-Liability premiums earned for the respective period.

32

33 2015 2014 2013 2012 2011 (net of reinsurance) Asbestos claims Beginning reserves $ 960 $ 1,014 $ 1,017 $ 1,026 $ 1,078 $ 1,100 Incurred claims and claims expense - 39 87 74 26 26 Claims and claims expense paid (53) (93) (90) (83) (78) (48) Ending reserves $ 907 $ 960 $ 1,014 $ 1,017 $ 1,026 $ 1,078 Claims and claims expense paid as a percent of ending reserves 5.8% 9.7% 8.9% 8.2% 7.6% 4.5% Environmental claims Beginning reserves $ 179 $ 203 $ 208 $ 193 $ 185 $ 201 Incurred claims and claims expense - 1 15 30 22 - Claims and claims expense paid (2) (25) (20) (15) (14) (16) Ending reserves $ 177 $ 179 $ 203 $ 208 $ 193 $ 185 Claims and claims expense paid as a percent of ending reserves 1.1% 14.0% 9.9% 7.2% 7.3% 8.6% THE ALLSTATE CORPORATION ASBESTOS AND ENVIRONMENTAL RESERVES ($ in millions) Twelve months ended December 31, Three months ended March 31, 2016

## THE ALLSTATE CORPORATION

### ALLSTATE PERSONAL LINES - AUTO, HOMEOWNERS, OTHER PERSONAL LINES AND COMMERCIAL LINES PROFITABILITY MEASURES [1]

($ in millions)

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Net premiums written** | | | | | |
| Auto | $ 4,746 | $ 4,576 | $ 4,746 | $ 4,588 | $ 4,535 |
| Homeowners | 1,392 | 1,634 | 1,879 | 1,819 | 1,379 |
| Landlord | 122 | 137 | 143 | 138 | 128 |
| Renter | 67 | 65 | 84 | 73 | 67 |
| Condominium | 53 | 58 | 64 | 63 | 51 |
| Other | 111 | 116 | 138 | 150 | 111 |
| Other personal lines | 353 | 376 | 429 | 424 | 357 |
| Commercial lines | 126 | 126 | 124 | 138 | 128 |
| Total | 6,617 | 6,712 | 7,178 | 6,969 | 6,399 |
| **Net premiums earned** | | | | | |
| Auto | $ 4,667 | $ 4,638 | $ 4,597 | $ 4,524 | $ 4,432 |
| Homeowners | 1,678 | 1,674 | 1,663 | 1,645 | 1,631 |
| Other personal lines | 393 | 395 | 396 | 395 | 391 |
| Commercial lines | 129 | 129 | 128 | 128 | 125 |
| Total | 6,867 | 6,836 | 6,784 | 6,692 | 6,579 |
| **Incurred losses** | | | | | |
| Auto | $ 3,519 | $ 3,495 | $ 3,455 | $ 3,431 | $ 3,175 |
| Homeowners | 1,190 | 816 | 820 | 1,147 | 894 |
| Other personal lines | 261 | 216 | 241 | 259 | 244 |
| Commercial lines | 119 | 100 | 97 | 105 | 98 |
| Total | 5,089 | 4,627 | 4,613 | 4,942 | 4,411 |
| **Expenses** | | | | | |
| Auto | $ 1,103 | $ 1,077 | $ 1,086 | $ 1,155 | $ 1,113 |
| Homeowners | 377 | 372 | 385 | 372 | 389 |
| Other personal lines | 103 | 101 | 109 | 105 | 105 |
| Commercial lines | 38 | 36 | 36 | 40 | 38 |
| Total | 1,621 | 1,586 | 1,616 | 1,672 | 1,645 |
| **Underwriting income (loss)** | | | | | |
| Auto | $ 45 | $ 66 | $ 56 | $ (62) | $ 144 |
| Homeowners | 111 | 486 | 458 | 126 | 348 |
| Other personal lines | 29 | 78 | 46 | 31 | 42 |
| Commercial lines | (28) | (7) | (5) | (17) | (11) |
| Total | 157 | 623 | 555 | 78 | 523 |
| Loss ratio | 74.1 | 67.7 | 68.0 | 73.8 | 67.1 |
| Expense ratio | 23.6 | 23.2 | 23.8 | 25.0 | 25.0 |
| Combined ratio | 97.7 | 90.9 | 91.8 | 98.8 | 92.1 |
| Effect of catastrophe losses on combined ratio | 11.4 | 5.0 | 3.7 | 10.9 | 4.2 |
| Effect of prior year reserve reestimates on combined ratio | 0.2 | (0.3) | (0.2) | 0.3 | 0.7 |
| Underlying combined ratio | 86.1 | 86.0 | 88.3 | 87.7 | 87.1 |
| Effect of catastrophe losses | 11.4 | 5.0 | 3.7 | 10.9 | 4.2 |
| Effect of prior year non-catastrophe reserve reestimates | 0.2 | (0.1) | (0.2) | 0.2 | 0.8 |
| Combined ratio | 97.7 | 90.9 | 91.8 | 98.8 | 92.1 |
| **Policies in Force (in thousands)** | | | | | |
| Auto | 20,145 | 20,326 | 20,367 | 20,258 | 20,036 |
| Homeowners | 6,152 | 6,174 | 6,163 | 6,141 | 6,114 |
| Other personal lines | 4,208 | 4,219 | 4,208 | 4,170 | 4,135 |
| Commercial lines | 318 | 324 | 328 | 330 | 326 |
| Excess and surplus | 24 | 25 | 26 | 26 | 27 |
| Total | 30,847 | 31,068 | 31,092 | 30,925 | 30,638 |

[1] Allstate Personal Lines comprise Allstate brand auto, homeowners, other personal lines and commercial lines. Allstate Protection segment comprises Allstate Personal Lines and Emerging Businesses.

34

THE ALLSTATE CORPORATION

EMERGING BUSINESSES - ESURANCE, ENCOMPASS, OTHER BUSINESS LINES AND ANSWER FINANCIAL PROFITABILITY MEASURES [(1)]

($ in millions)

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Net premiums written** | | | | | |
| Esurance | $ 452 | $ 378 | $ 423 | $ 371 | $ 441 |
| Encompass | 263 | 293 | 331 | 338 | 282 |
| Allstate Roadside Services | 77 | 70 | 87 | 88 | 91 |
| Allstate Dealer Services | 106 | 98 | 118 | 111 | 93 |
| Other business lines | 183 | 168 | 205 | 199 | 184 |
| Total | 898 | 839 | 959 | 908 | 907 |
| **Net premiums earned** | | | | | |
| Esurance | $ 404 | $ 400 | $ 399 | $ 402 | $ 387 |
| Encompass | 309 | 313 | 319 | 318 | 319 |
| Other business lines | 143 | 135 | 148 | 137 | 141 |
| Total | 856 | 848 | 866 | 857 | 847 |
| **Incurred losses** | | | | | |
| Esurance | $ 294 | $ 299 | $ 290 | $ 304 | $ 299 |
| Encompass | 239 | 214 | 233 | 273 | 213 |
| Other business lines | 61 | 57 | 71 | 66 | 69 |
| Total | 594 | 570 | 594 | 643 | 581 |
| **Expenses** | | | | | |
| Esurance | $ 135 | $ 129 | $ 135 | $ 139 | $ 157 |
| Encompass | 88 | 85 | 90 | 95 | 92 |
| Other business lines | 68 | 72 | 61 | 63 | 69 |
| Answer Financial | 1 | 2 | 1 | 3 | 2 |
| Total | 292 | 288 | 287 | 300 | 320 |
| **Underwriting income (loss)** | | | | | |
| Esurance | $ (25) | $ (28) | $ (26) | $ (41) | $ (69) |
| Encompass | (18) | 14 | (4) | (50) | 14 |
| Other business lines | 14 | 6 | 16 | 8 | 3 |
| Answer Financial | (1) | (2) | (1) | (3) | (2) |
| Total | (30) | (10) | (15) | (86) | (54) |
| Loss ratio | 69.4 | 67.2 | 68.6 | 75.0 | 68.6 |
| Expense ratio | 34.1 | 34.0 | 33.1 | 35.0 | 37.8 |
| Combined ratio | 103.5 | 101.2 | 101.7 | 110.0 | 106.4 |
| Effect of catastrophe losses on combined ratio | 5.1 | 2.1 | 2.3 | 7.8 | 2.4 |
| Effect of prior year reserve reestimates on combined ratio | 1.2 | (1.3) | 1.5 | 0.1 | (1.3) |
| Effect of amortization of purchased intangible assets | - | 1.6 | 1.4 | 1.5 | 1.4 |
| Underlying combined ratio | 97.3 | 98.7 | 96.8 | 100.7 | 103.5 |
| Effect of catastrophe losses | 5.1 | 2.1 | 2.3 | 7.8 | 2.4 |
| Effect of prior year non-catastrophe reserve reestimates | 1.1 | (1.2) | 1.2 | - | (0.9) |
| Effect of amortization of purchased intangible assets | - | 1.6 | 1.4 | 1.5 | 1.4 |
| Combined ratio | 103.5 | 101.2 | 101.7 | 110.0 | 106.4 |
| **Policies in Force (in thousands)** | | | | | |
| Esurance | 1,511 | 1,491 | 1,503 | 1,522 | 1,527 |
| Encompass | 1,138 | 1,172 | 1,207 | 1,240 | 1,259 |
| Other business lines | 856 | 894 | 920 | 937 | 941 |
| Total | 3,505 | 3,557 | 3,630 | 3,699 | 3,727 |

(1) Emerging businesses include Esurance, Encompass, Allstate Roadside Services, Allstate Dealer Services, Ivantage and Answer Financial.

35

36 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Premiums $ 354 $ 339 $ 329 $ 326 $ 328 Contract charges 212 208 209 210 209 Net investment income 419 420 491 489 484 Contract benefits (455) (456) (460) (446) (441) Interest credited to contractholder funds (184) (186) (191) (191) (192) Amortization of deferred policy acquisition costs (71) (65) (61) (62) (69) Operating costs and expenses (123) (119) (112) (118) (123) Restructuring and related charges - 3 (1) (2) - Income tax expense on operations (48) (46) (66) (67) (62) Operating income 104 98 138 139 134 Realized capital gains and losses, after-tax (32) (62) 125 38 72 Valuation changes on embedded derivatives that are not hedged, after-tax (4) 2 (2) 4 (5) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (1) - (1) (2) - Gain (loss) on disposition of operations, after-tax 1 1 2 - (1) Change in accounting for investments in qualified affordable housing projects, after-tax - - - - (17) Net income applicable to common shareholders $ 68 $ 39 $ 262 $ 179 $ 183 THE ALLSTATE CORPORATION ALLSTATE FINANCIAL RESULTS ($ in millions) Three months ended

**THE ALLSTATE CORPORATION**
**ALLSTATE FINANCIAL**
**RETURN ON ATTRIBUTED EQUITY**
**($ in millions)**

| | Twelve months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Return on Attributed Equity** | | | | | |
| Numerator: | | | | | |
| Net income applicable to common shareholders [1] | $ 548 | $ 663 | $ 832 | $ 686 | $ 652 |
| Denominator: | | | | | |
| Beginning attributed equity [2] | $ 7,920 | $ 7,672 | $ 7,356 | $ 7,262 | $ 7,812 |
| Ending attributed equity | 7,680 | 7,350 | 7,475 | 7,621 | 7,920 |
| Average attributed equity [3] | $ 7,800 | $ 7,511 | $ 7,416 | $ 7,442 | $ 7,866 |
| Return on attributed equity | 7.0 % | 8.8 % | 11.2 % | 9.2 % | 8.3 % |
| **Operating Income Return on Attributed Equity** | | | | | |
| Numerator: | | | | | |
| Operating income [1] | $ 479 | $ 509 | $ 539 | $ 526 | $ 552 |
| Denominator: | | | | | |
| Beginning attributed equity [2] | $ 7,920 | $ 7,672 | $ 7,356 | $ 7,262 | $ 7,812 |
| Unrealized net capital gains and losses | 1,499 | 1,420 | 1,305 | 1,285 | 1,280 |
| Adjusted beginning attributed equity | 6,421 | 6,252 | 6,051 | 5,977 | 6,532 |
| Ending attributed equity | 7,680 | 7,350 | 7,475 | 7,621 | 7,920 |
| Unrealized net capital gains and losses | 824 | 556 | 722 | 1,030 | 1,499 |
| Adjusted ending attributed equity | 6,856 | 6,794 | 6,753 | 6,591 | 6,421 |
| Average adjusted attributed equity [3] | $ 6,639 | $ 6,523 | $ 6,402 | $ 6,284 | $ 6,477 |
| Operating income return on attributed equity | 7.2 % | 7.8 % | 8.4 % | 8.4 % | 8.5 % |

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.

(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

37

## THE ALLSTATE CORPORATION
## ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **PREMIUMS AND CONTRACT CHARGES - BY PRODUCT** | | | | | |
| **Underwritten Products** | | | | | |
| Traditional life insurance premiums | $ 138 | $ 144 | $ 135 | $ 131 | $ 132 |
| Accident and health insurance premiums | 216 | 195 | 194 | 195 | 196 |
| Interest-sensitive life insurance contract charges | 209 | 204 | 205 | 207 | 206 |
| | 563 | 543 | 534 | 533 | 534 |
| **Annuities** | | | | | |
| Immediate annuities with life contingencies premiums | - | - | - | - | - |
| Other fixed annuity contract charges | 3 | 4 | 4 | 3 | 3 |
| | 3 | 4 | 4 | 3 | 3 |
| Total | $ 566 | $ 547 | $ 538 | $ 536 | $ 537 |
| **PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL** | | | | | |
| Allstate agencies | $ 305 | $ 304 | $ 300 | $ 297 | $ 297 |
| Workplace enrolling agents | 233 | 215 | 212 | 209 | 210 |
| Other [1] | 28 | 28 | 26 | 30 | 30 |
| Total | $ 566 | $ 547 | $ 538 | $ 536 | $ 537 |
| **PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES** [2] [3] | 25,458 | 39,701 | 16,402 | 34,494 | 30,091 |
| **ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS** [4] | $ 82 | $ 179 | $ 69 | $ 64 | $ 65 |

(1) Primarily represents independent master brokerage agencies.

(2) Policies sold reduced by lapses within twelve months of sale.

(3) Beginning on August 1, 2015, sales are measured at policy issuance rather than application submission. This change led to a lag in the recognition of policies sold which impacted the third quarter 2015 results.

(4) New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

38

39 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Contractholders funds, beginning balance $ 21,295 $ 21,559 $ 21,968 $ 22,267 $ 22,529 Deposits Interest-sensitive life insurance 252 251 251 253 249 Fixed annuities 44 39 56 53 51 Total deposits 296 290 307 306 300 Interest credited 189 183 193 185 199 Benefits, withdrawals, maturities and other adjustments Benefits (252) (247) (272) (285) (273) Surrenders and partial withdrawals (245) (295) (375) (303) (305) Maturities of and interest payments on institutional products - - - (1) - Contract charges (206) (207) (205) (203) (203) Net transfers from separate accounts 1 2 2 2 1 Other adjustments 14 10 (59) - 19 Total benefits, withdrawals, maturities and other adjustments (688) (737) (909) (790) (761) Contractholder funds, ending balance $ 21,092 $ 21,295 $ 21,559 $ 21,968 $ 22,267 THE ALLSTATE CORPORATION ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS ($ in millions) Three months ended

**THE ALLSTATE CORPORATION**
**ALLSTATE FINANCIAL ANALYSIS OF NET INCOME**
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Benefit spread** | | | | | |
| Premiums | $ 354 | $ 339 | $ 329 | $ 326 | $ 328 |
| Cost of insurance contract charges [1] | 141 | 137 | 137 | 138 | 138 |
| Contract benefits excluding the implied interest on immediate annuities with life contingencies [2] | (327) | (328) | (333) | (319) | (312) |
| Total benefit spread | 168 | 148 | 133 | 145 | 154 |
| **Investment spread** | | | | | |
| Net investment income | 419 | 420 | 491 | 489 | 484 |
| Implied interest on immediate annuities with life contingencies [2] | (128) | (128) | (127) | (127) | (129) |
| Interest credited to contractholder funds | (190) | (183) | (194) | (185) | (199) |
| Total investment spread | 101 | 109 | 170 | 177 | 156 |
| Surrender charges and contract maintenance expense fees [1] | 71 | 71 | 72 | 72 | 71 |
| Realized capital gains and losses | (49) | (97) | 194 | 59 | 111 |
| Amortization of deferred policy acquisition costs | (73) | (64) | (63) | (65) | (70) |
| Operating costs and expenses | (123) | (119) | (112) | (118) | (123) |
| Restructuring and related charges | - | 3 | (1) | (2) | - |
| Gain (loss) on disposition of operations | 2 | 1 | 3 | 1 | (2) |
| Income tax expense | (29) | (13) | (134) | (90) | (114) |
| **Net income applicable to common shareholders** | $ 68 | $ 39 | $ 262 | $ 179 | $ 183 |
| **Benefit spread by product group** | | | | | |
| Life insurance | $ 80 | $ 75 | $ 66 | $ 65 | $ 68 |
| Accident and health insurance | 105 | 92 | 90 | 97 | 107 |
| Annuities | (17) | (19) | (23) | (17) | (21) |
| Total benefit spread | $ 168 | $ 148 | $ 133 | $ 145 | $ 154 |
| **Investment spread by product group** | | | | | |
| Annuities and institutional products | $ 17 | $ 10 | $ 82 | $ 77 | $ 69 |
| Life insurance | 34 | 41 | 33 | 33 | 33 |
| Accident and health insurance | 4 | 4 | 4 | 4 | 4 |
| Net investment income on investments supporting capital | 52 | 52 | 54 | 57 | 57 |
| Investment spread before valuation changes on embedded derivatives that are not hedged | 107 | 107 | 173 | 171 | 163 |
| Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged | (6) | 2 | (3) | 6 | (7) |
| Total investment spread | $ 101 | $ 109 | $ 170 | $ 177 | $ 156 |
| [1] **Reconciliation of contract charges** | | | | | |
| Cost of insurance contract charges | $ 141 | $ 137 | $ 137 | $ 138 | $ 138 |
| Surrender charges and contract maintenance expense fees | 71 | 71 | 72 | 72 | 71 |
| Total contract charges | $ 212 | $ 208 | $ 209 | $ 210 | $ 209 |
| [2] **Reconciliation of contract benefits** | | | | | |
| Contract benefits excluding the implied interest on immediate annuities with life contingencies | $ (327) | $ (328) | $ (333) | $ (319) | $ (312) |
| Implied interest on immediate annuities with life contingencies | (128) | (128) | (127) | (127) | (129) |
| Total contract benefits | $ (455) | $ (456) | $ (460) | $ (446) | $ (441) |

40

41 Weighted average Weighted average Weighted average Weighted average Weighted average Weighted average investment yield interest crediting rate investment spreads investment yield interest crediting rate investment spreads Interest-sensitive life insurance 5.0% 3.9% 1.1% 5.1% 3.9% 1.2 % Deferred fixed annuities and institutional products 4.0 2.8 1.2 4.3 2.8 1.5 Immediate fixed annuities with and without life contingencies 6.0 5.9 0.1 7.3 5.9 1.4 Investments supporting capital, traditional life and other products 3.8 n/a n/a 4.2 n/a n/a THE ALLSTATE CORPORATION ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS Three months ended March 31, 2016 Three months ended March 31, 2015

42 Twelve months ended March 31, 2016 Attributed equity Reserves and excluding unrealized March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2016 2015 2015 2015 2015 Underwritten products Life insurance $ 10,700 $ 2,467 $ 266 11.1% 10.6% 10.0% 9.3% 9.8 % Accident and health insurance 852 660 80 12.2 12.7 13.7 14.9 15.9 Subtotal 11,552 3,127 346 11.3 11.1 10.8 10.5 11.1 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,029 1,800 (3) (0.2) 0.5 1.6 0.5 0.6 Standard structured settlements and SPIA (2) 6,841 1,278 59 4.9 6.8 9.4 8.8 8.4 Subtotal 11,870 3,078 56 2.0 3.1 4.7 3.8 3.7 Deferred Annuities 9,809 650 76 10.4 10.1 10.1 10.6 10.3 Institutional products 85 1 1 Subtotal 21,764 3,729 133 3.7 4.8 6.2 6.1 6.0 Total Allstate Financial $ 33,316 $ 6,856 $ 479 7.2 7.8 8.4 8.4 8.5 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 69 $ 20 $ 15 $ 104 Realized capital gains and losses, after-tax (9) (2) (21) (32) Valuation changes on embedded derivatives that are not hedged, after-tax - - (4) (4) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (1) - - (1) Gain on disposition of operations, after-tax - - 1 1 Net income (loss) applicable to common shareholders $ 59 $ 18 $ (9) $ 68 (1) (2) (3) (4) (5) Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products. Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of March 31, 2016 Three months ended March 31, 2016 Annuities and institutional products: Twelve months ended Operating income return on attributed equity (%) Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

43 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT Underwritten products Life insurance 2,467 2,463 2,459 2,456 2,448 Accident and health insurance 3,278 2,873 2,848 2,843 2,777 5,745 5,336 5,307 5,299 5,225 Annuities Deferred annuities 168 172 176 181 186 Immediate annuities 101 102 104 105 106 269 274 280 286 292 Total 6,014 5,610 5,587 5,585 5,517 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS Allstate Agencies (2) 1,922 1,924 1,917 1,911 1,904 Allstate Benefits 3,729 3,315 3,292 3,287 3,218 Other (3) 363 371 378 387 395 Total 6,014 5,610 5,587 5,585 5,517 (1) (2) (3) Primarily business sold by banks/broker-dealers, independent master brokerage agencies and specialized structured settlement brokers. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1) (in thousands) Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts. Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

## THE ALLSTATE CORPORATION
## ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
**($ in millions)**

| | For the three months ended March 31, 2016 | | | | For the three months ended March 31, 2015 | | | |
|---|---|---|---|---|---|---|---|---|
| | Allstate Life | Allstate Annuities | Allstate Benefits | Allstate Financial Segment | Allstate Life | Allstate Annuities | Allstate Benefits | Allstate Financial Segment |
| Premiums | $ 130 | $ - | $ 224 | $ 354 | $ 125 | $ - | $ 203 | $ 328 |
| Contract charges | 182 | 3 | 27 | 212 | 180 | 3 | 26 | 209 |
| Net investment income | 120 | 281 | 18 | 419 | 121 | 345 | 18 | 484 |
| Contract benefits | (180) | (147) | (128) | (455) | (184) | (153) | (104) | (441) |
| Interest credited to contractholder funds | (70) | (105) | (9) | (184) | (69) | (113) | (10) | (192) |
| Amortization of deferred policy acquisition costs | (31) | (2) | (38) | (71) | (32) | (1) | (36) | (69) |
| Operating costs and expenses | (56) | (8) | (59) | (123) | (58) | (10) | (55) | (123) |
| Income tax expense on operations | (29) | (7) | (12) | (48) | (24) | (23) | (15) | (62) |
| **Operating income** | 66 | 15 | 23 | 104 | 59 | 48 | 27 | 134 |
| Realized capital gains and losses, after-tax | (8) | (21) | (3) | (32) | 2 | 70 | - | 72 |
| Valuation changes on embedded derivatives that are not hedged, after-tax | - | (4) | - | (4) | - | (5) | - | (5) |
| DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax | (1) | - | - | (1) | (1) | 1 | - | - |
| Gain on disposition of operations, after-tax | - | 1 | - | 1 | (1) | - | - | (1) |
| Change in accounting for investments in qualified affordable housing projects, after-tax | - | - | - | - | (6) | (11) | - | (17) |
| **Net income (loss)** | $ 57 | $ (9) | $ 20 | $ 68 | $ 53 | $ 103 | $ 27 | $ 183 |
| **Premiums and Contract Charges - by Product** | | | | | | | | |
| **Underwritten Products** | | | | | | | | |
| Traditional life insurance premiums | $ 130 | $ - | $ 8 | $ 138 | $ 124 | $ - | $ 8 | $ 132 |
| Accident and health insurance | - | - | 216 | 216 | 1 | - | 195 | 196 |
| Interest-sensitive life insurance contract charges | 182 | - | 27 | 209 | 180 | - | 26 | 206 |
| | 312 | - | 251 | 563 | 305 | - | 229 | 534 |
| **Annuities** | | | | | | | | |
| Immediate annuities with life contingencies premiums | - | - | - | - | - | - | - | - |
| Other fixed annuity contract charges | - | 3 | - | 3 | - | 3 | - | 3 |
| | - | 3 | - | 3 | - | 3 | - | 3 |
| **Total life and annuity premiums and contract charges** | $ 312 | $ 3 | $ 251 | $ 566 | $ 305 | $ 3 | $ 229 | $ 537 |
| **Benefit Spread by Product Group** | | | | | | | | |
| Life Insurance | $ 75 | $ - | $ 5 | $ 80 | $ 63 | $ - | $ 5 | $ 68 |
| Accident and health insurance | - | - | 105 | 105 | (1) | - | 108 | 107 |
| Annuities | - | (17) | - | (17) | - | (21) | - | (21) |
| **Total benefit spread** | $ 75 | $ (17) | $ 110 | $ 168 | $ 62 | $ (21) | $ 113 | $ 154 |
| **Investment Spread by Product Group** | | | | | | | | |
| Annuities and institutional products | $ - | $ 17 | $ - | $ 17 | $ - | $ 69 | $ - | $ 69 |
| Life insurance | 32 | - | 2 | 34 | 31 | - | 2 | 33 |
| Accident and health insurance | 1 | - | 3 | 4 | 2 | - | 2 | 4 |
| Net investment income on investments supporting capital | 17 | 31 | 4 | 52 | 20 | 33 | 4 | 57 |
| Investment spread before valuation changes on embedded derivatives that are not hedged | 50 | 48 | 9 | 107 | 53 | 102 | 8 | 163 |
| Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged | - | (6) | - | (6) | - | (7) | - | (7) |
| **Total investment spread** | $ 50 | $ 42 | $ 9 | $ 101 | $ 53 | $ 95 | $ 8 | $ 156 |

44

45 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Net investment income $ 10 $ 10 $ 9 $ 8 $ 8 Operating costs and expenses (6) (7) (13) (9) (5) Interest expense (73) (73) (73) (73) (73) Income tax benefit on operations 25 27 28 28 26 Preferred stock dividends (29) (29) (29) (29) (29) Operating loss (73) (72) (78) (75) (73) Realized capital gains and losses, after-tax - - - - - Net loss applicable to common shareholders $ (73) $ (72) $ (78) $ (75) $ (73) THE ALLSTATE CORPORATION CORPORATE AND OTHER RESULTS ($ in millions) Three months ended

## THE ALLSTATE CORPORATION
## INVESTMENTS
($ in millions)

### PROPERTY-LIABILITY

| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
|---|---|---|---|---|---|
| Fixed income securities, at fair value: | | | | | |
| Tax-exempt | $ 4,466 | $ 4,285 | $ 4,289 | $ 4,418 | $ 4,362 |
| Taxable | 24,615 | 25,447 | 24,868 | 25,192 | 25,674 |
| Equity securities, at fair value | 3,709 | 3,480 | 2,808 | 3,018 | 3,074 |
| Mortgage loans | 294 | 296 | 339 | 343 | 333 |
| Limited partnership interests | 2,688 | 2,575 | 2,558 | 2,466 | 2,571 |
| Short-term, at fair value | 1,452 | 959 | 1,692 | 1,108 | 932 |
| Other | 1,512 | 1,437 | 1,659 | 1,602 | 1,536 |
| Total | $ 38,736 | $ 38,479 | $ 38,213 | $ 38,147 | $ 38,482 |
| Fixed income securities, amortized cost: | | | | | |
| Tax-exempt | $ 4,384 | $ 4,218 | $ 4,214 | $ 4,362 | $ 4,276 |
| Taxable | 24,454 | 25,672 | 24,883 | 24,990 | 25,181 |
| Ratio of fair value to amortized cost | 100.8% | 99.5% | 100.2% | 100.9% | 102.0% |
| Equity securities, cost | $ 3,417 | $ 3,236 | $ 2,656 | $ 2,699 | $ 2,706 |
| Short-term, amortized cost | 1,452 | 959 | 1,692 | 1,108 | 932 |

### ALLSTATE FINANCIAL

| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
|---|---|---|---|---|---|
| Fixed income securities, at fair value: | | | | | |
| Tax-exempt | $ 2 | $ 4 | $ 17 | $ 23 | $ 28 |
| Taxable | 25,858 | 26,034 | 26,583 | 27,768 | 28,798 |
| Equity securities, at fair value | 1,405 | 1,599 | 1,425 | 979 | 1,089 |
| Mortgage loans | 4,008 | 4,042 | 4,063 | 4,000 | 3,943 |
| Limited partnership interests | 2,399 | 2,295 | 2,261 | 2,066 | 2,124 |
| Short-term, at fair value | 1,626 | 861 | 991 | 1,053 | 948 |
| Other | 2,038 | 1,957 | 1,929 | 1,909 | 1,860 |
| Total | $ 37,336 | $ 36,792 | $ 37,269 | $ 37,798 | $ 38,790 |
| Fixed income securities, amortized cost: | | | | | |
| Tax-exempt | $ 2 | $ 4 | $ 17 | $ 24 | $ 28 |
| Taxable | 24,481 | 25,145 | 25,335 | 26,091 | 26,245 |
| Ratio of fair value to amortized cost | 105.6% | 103.5% | 104.9% | 106.4% | 109.7% |
| Equity securities, cost | $ 1,372 | $ 1,567 | $ 1,464 | $ 947 | $ 1,043 |
| Short-term, amortized cost | 1,626 | 861 | 991 | 1,053 | 948 |

### CORPORATE AND OTHER

| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
|---|---|---|---|---|---|
| Fixed income securities, at fair value: | | | | | |
| Tax-exempt | $ 591 | $ 585 | $ 589 | $ 569 | $ 568 |
| Taxable | 1,759 | 1,593 | 1,911 | 1,960 | 1,973 |
| Equity securities, at fair value | 3 | 3 | 3 | 3 | 3 |
| Mortgage loans | - | - | - | - | - |
| Limited partnership interests | 4 | 4 | 4 | 4 | 4 |
| Short-term, at fair value | 448 | 302 | 353 | 660 | 617 |
| Other | - | - | - | - | - |
| Total | $ 2,805 | $ 2,487 | $ 2,860 | $ 3,196 | $ 3,165 |
| Fixed income securities, amortized cost: | | | | | |
| Tax-exempt | $ 569 | $ 566 | $ 569 | $ 551 | $ 547 |
| Taxable | 1,737 | 1,596 | 1,900 | 1,953 | 1,958 |
| Ratio of fair value to amortized cost | 101.9% | 100.7% | 101.3% | 101.0% | 101.4% |
| Equity securities, cost | $ 3 | $ 3 | $ 3 | $ 3 | $ 3 |
| Short-term, amortized cost | 448 | 302 | 353 | 660 | 617 |

### CONSOLIDATED

| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
|---|---|---|---|---|---|
| Fixed income securities, at fair value: | | | | | |
| Tax-exempt | $ 5,059 | $ 4,874 | $ 4,895 | $ 5,010 | $ 4,958 |
| Taxable | 52,232 | 53,074 | 53,362 | 54,920 | 56,445 |
| Equity securities, at fair value | 5,117 | 5,082 | 4,236 | 4,000 | 4,166 |
| Mortgage loans | 4,302 | 4,338 | 4,402 | 4,343 | 4,276 |
| Limited partnership interests | 5,091 | 4,874 | 4,823 | 4,536 | 4,699 |
| Short-term, at fair value | 3,526 | 2,122 | 3,036 | 2,821 | 2,497 |
| Other | 3,550 | 3,394 | 3,588 | 3,511 | 3,396 |
| Total | $ 78,877 | $ 77,758 | $ 78,342 | $ 79,141 | $ 80,437 |
| Fixed income securities, amortized cost: | | | | | |
| Tax-exempt | $ 4,955 | $ 4,788 | $ 4,800 | $ 4,937 | $ 4,851 |
| Taxable | 50,672 | 52,413 | 52,118 | 53,034 | 53,384 |
| Ratio of fair value to amortized cost | 103.0% | 101.3% | 102.4% | 103.4% | 105.4% |
| Equity securities, cost | $ 4,792 | $ 4,806 | $ 4,123 | $ 3,649 | $ 3,752 |
| Short-term, amortized cost | 3,526 | 2,122 | 3,036 | 2,821 | 2,497 |

46

## THE ALLSTATE CORPORATION
## LIMITED PARTNERSHIP INVESTMENTS
**($ in millions)**

| | As of or for the three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Investment position** | | | | | |
| Accounting basis | | | | | |
| Cost method | $ 1,193 | $ 1,154 | $ 1,148 | $ 1,130 | $ 1,137 |
| Equity method ("EMA") [(1)] | 3,898 | 3,720 | 3,675 | 3,406 | 3,562 |
| Total | $ 5,091 | $ 4,874 | $ 4,823 | $ 4,536 | $ 4,699 |
| Cost method-fair value [(2)] | $ 1,466 | $ 1,450 | $ 1,506 | $ 1,482 | $ 1,494 |
| Underlying investment | | | | | |
| Private equity | $ 3,494 | $ 3,344 | $ 3,282 | $ 3,012 | $ 2,969 |
| Real estate | 1,229 | 1,166 | 1,160 | 1,164 | 1,366 |
| Other | 368 | 364 | 381 | 360 | 364 |
| Total | $ 5,091 | $ 4,874 | $ 4,823 | $ 4,536 | $ 4,699 |
| Segment | | | | | |
| Property-Liability | $ 2,688 | $ 2,575 | $ 2,558 | $ 2,466 | $ 2,571 |
| Allstate Financial | 2,399 | 2,295 | 2,261 | 2,066 | 2,124 |
| Corporate and Other | 4 | 4 | 4 | 4 | 4 |
| Total | $ 5,091 | $ 4,874 | $ 4,823 | $ 4,536 | $ 4,699 |
| **Total Income** | | | | | |
| Accounting basis | | | | | |
| Cost method | $ 39 | $ 42 | $ 63 | $ 75 | $ 42 |
| Equity method | 82 | 24 | 104 | 43 | 156 |
| Total | $ 121 | $ 66 | $ 167 | $ 118 | $ 198 |
| Underlying investment | | | | | |
| Private equity | $ 88 | $ 46 | $ 162 | $ 113 | $ 80 |
| Real estate | 33 | 20 | 5 | 10 | 123 |
| Other | - | - | - | (5) | (5) |
| Total | $ 121 | $ 66 | $ 167 | $ 118 | $ 198 |
| Segment | | | | | |
| Property-Liability | $ 58 | $ 29 | $ 62 | $ 45 | $ 126 |
| Allstate Financial | 63 | 37 | 105 | 73 | 72 |
| Corporate and Other | - | - | - | - | - |
| Total | $ 121 | $ 66 | $ 167 | $ 118 | $ 198 |

(1) As of March 31, 2016, valuations of EMA limited partnerships include approximately $408 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2) The fair value of cost method limited partnerships is determined using reported net asset values.

47

# THE ALLSTATE CORPORATION
## UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

| | March 31, 2016 | | | December 31, 2015 | | | September 30, 2015 | | |
|---|---|---|---|---|---|---|---|---|---|
| | Unrealized net capital gains and losses | Fair value | Fair value as a percent of amortized cost [(1)] | Unrealized net capital gains and losses | Fair value | Fair value as a percent of amortized cost [(1)] | Unrealized net capital gains and losses | Fair value | Fair value as a percent of amortized cost [(1)] |
| Fixed income securities | | | | | | | | | |
| U.S. government and agencies | $ 114 | $ 3,504 | 103.4 | $ 86 | $ 3,922 | 102.2 | $ 118 | $ 3,760 | 103.2 |
| Municipal | 442 | 7,616 | 106.2 | 369 | 7,401 | 105.2 | 412 | 7,494 | 105.8 |
| Corporate | 989 | 41,272 | 102.5 | 153 | 41,827 | 100.4 | 632 | 41,629 | 101.5 |
| Foreign government | 55 | 1,054 | 105.5 | 50 | 1,033 | 105.1 | 59 | 1,085 | 105.8 |
| Asset-backed securities ("ABS") | (27) | 2,499 | 98.9 | (32) | 2,327 | 98.6 | (16) | 2,711 | 99.4 |
| Residential mortgage-backed securities ("RMBS") | 68 | 875 | 108.4 | 90 | 947 | 110.5 | 98 | 1,011 | 110.7 |
| Commercial mortgage-backed securities ("CMBS") | 20 | 447 | 104.7 | 28 | 466 | 106.4 | 32 | 542 | 106.3 |
| Redeemable preferred stock | 3 | 24 | 114.3 | 3 | 25 | 113.6 | 4 | 25 | 119.0 |
| Total fixed income securities | 1,664 | 57,291 | 103.0 | 747 | 57,948 | 101.3 | 1,339 | 58,257 | 102.4 |
| Equity securities | 325 | 5,117 | 106.8 | 276 | 5,082 | 105.7 | 113 | 4,236 | 102.7 |
| Short-term investments | - | 3,526 | 100.0 | - | 2,122 | 100.0 | - | 3,036 | 100.0 |
| Derivatives | 4 | 58 | n/a | 6 | 53 | n/a | 7 | 29 | n/a |
| EMA limited partnership interests [(2)] | (5) | n/a | n/a | (4) | n/a | n/a | (5) | n/a | n/a |
| Unrealized net capital gains and losses, pre-tax | 1,988 | | | 1,025 | | | 1,454 | | |
| Amounts recognized for: | | | | | | | | | |
| Insurance reserves [(3)] | - | | | - | | | - | | |
| DAC and DSI [(4)] | (138) | | | (67) | | | (98) | | |
| Amounts recognized | (138) | | | (67) | | | (98) | | |
| Deferred income taxes | (650) | | | (338) | | | (477) | | |
| Unrealized net capital gains and losses, after-tax | $ 1,200 | | | $ 620 | | | $ 879 | | |

| | June 30, 2015 | | | March 31, 2015 | | | December 31, 2014 | | |
|---|---|---|---|---|---|---|---|---|---|
| | Unrealized net capital gains and losses | Fair value | Fair value as a percent of amortized cost [(1)] | Unrealized net capital gains and losses | Fair value | Fair value as a percent of amortized cost [(1)] | Unrealized net capital gains and losses | Fair value | Fair value as a percent of amortized cost [(1)] |
| Fixed income securities | | | | | | | | | |
| U.S. government and agencies | $ 109 | $ 3,936 | 102.8 | $ 134 | $ 4,106 | 103.4 | $ 136 | $ 4,328 | 103.2 |
| Municipal | 483 | 8,594 | 106.0 | 670 | 8,713 | 108.3 | 620 | 8,497 | 107.9 |
| Corporate | 1,164 | 42,317 | 102.8 | 2,120 | 42,375 | 105.3 | 1,758 | 42,144 | 104.4 |
| Foreign government | 66 | 1,324 | 105.2 | 85 | 1,375 | 106.6 | 102 | 1,645 | 106.6 |
| ABS | (5) | 2,076 | 99.8 | 8 | 3,055 | 100.3 | 7 | 3,978 | 100.2 |
| RMBS | 101 | 1,083 | 110.3 | 105 | 1,154 | 110.0 | 99 | 1,207 | 108.9 |
| CMBS | 37 | 575 | 106.9 | 42 | 600 | 107.5 | 42 | 615 | 107.3 |
| Redeemable preferred stock | 4 | 25 | 119.0 | 4 | 25 | 119.0 | 4 | 26 | 118.2 |
| Total fixed income securities | 1,959 | 59,930 | 103.4 | 3,168 | 61,403 | 105.4 | 2,768 | 62,440 | 104.6 |
| Equity securities | 351 | 4,000 | 109.6 | 414 | 4,166 | 111.0 | 412 | 4,104 | 111.2 |
| Short-term investments | - | 2,821 | 100.0 | - | 2,497 | 100.0 | - | 2,540 | 100.0 |
| Derivatives | 3 | 60 | n/a | 3 | 79 | n/a | (2) | 92 | n/a |
| EMA limited partnership interests [(2)] | (5) | n/a | n/a | (4) | n/a | n/a | (5) | n/a | n/a |
| Unrealized net capital gains and losses, pre-tax | 2,308 | | | 3,581 | | | 3,173 | | |
| Amounts recognized for: | | | | | | | | | |
| Insurance reserves [(3)] | - | | | (79) | | | (28) | | |
| DAC and DSI [(4)] | (121) | | | (212) | | | (179) | | |
| Amounts recognized | (121) | | | (291) | | | (207) | | |
| Deferred income taxes | (768) | | | (1,153) | | | (1,040) | | |
| Unrealized net capital gains and losses, after-tax | $ 1,419 | | | $ 2,137 | | | $ 1,926 | | |

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interest represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

48

## THE ALLSTATE CORPORATION
## NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **NET INVESTMENT INCOME** | | | | | |
| Fixed income securities | $ 518 | $ 537 | $ 546 | $ 567 | $ 568 |
| Equity securities | 28 | 33 | 23 | 31 | 23 |
| Mortgage loans | 53 | 63 | 53 | 57 | 55 |
| Limited partnership interests | 121 | 66 | 167 | 118 | 198 |
| Short-term | 4 | 1 | 4 | 3 | 1 |
| Other | 51 | 49 | 49 | 49 | 45 |
| Subtotal | 775 | 749 | 842 | 825 | 890 |
| Less: Investment expense | (44) | (39) | (35) | (36) | (40) |
| Net investment income | $ 731 | $ 710 | $ 807 | $ 789 | $ 850 |
| **PRE-TAX YIELDS** [1] | | | | | |
| Fixed income securities | 3.7 % | 3.8 % | 3.8 % | 3.9 % | 3.9 % |
| Equity securities | 2.3 | 2.9 | 2.4 | 3.4 | 2.5 |
| Mortgage loans | 4.9 | 5.8 | 4.8 | 5.3 | 5.2 |
| Limited partnership interests | 9.7 | 5.4 | 14.4 | 10.1 | 17.2 |
| Total portfolio | 4.0 | 3.9 | 4.4 | 4.3 | 4.6 |
| **REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE** | | | | | |
| Impairment write-downs | $ (59) | $ (118) | $ (47) | $ (11) | $ (19) |
| Change in intent write-downs | (22) | (32) | (127) | (32) | (30) |
| Net other-than-temporary impairment losses recognized in earnings | (81) | (150) | (174) | (43) | (49) |
| Sales and other | (59) | (75) | 183 | 146 | 216 |
| Valuation and settlements of derivative instruments | (9) | (25) | 24 | 5 | (28) |
| Total | $ (149) | $ (250) | $ 33 | $ 108 | $ 139 |
| **TOTAL RETURN ON INVESTMENT PORTFOLIO** [2] | 2.0 % | (0.2) % | - % | (0.6) % | 1.7 % |
| **AVERAGE INVESTMENT BALANCES** (in billions) [3] | $ 76.8 | $ 76.8 | $ 76.9 | $ 76.8 | $ 77.4 |

(1) Pre-tax yield is calculated as annualized investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(2) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

49

**THE ALLSTATE CORPORATION**
**PROPERTY-LIABILITY**
**NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)**
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **NET INVESTMENT INCOME** | | | | | |
| Fixed income securities: | | | | | |
| Tax-exempt | $ 23 | $ 27 | $ 24 | $ 26 | $ 25 |
| Taxable | 200 | 201 | 197 | 195 | 190 |
| Equity securities | 20 | 24 | 16 | 23 | 18 |
| Mortgage loans | 3 | 4 | 4 | 3 | 4 |
| Limited partnership interests (1) | 58 | 29 | 62 | 45 | 126 |
| Short-term | 2 | - | 3 | 1 | 1 |
| Other | 20 | 18 | 20 | 20 | 17 |
| Subtotal | 326 | 303 | 326 | 313 | 381 |
| Less: Investment expense | (24) | (23) | (19) | (21) | (23) |
| Net investment income | $ 302 | $ 280 | $ 307 | $ 292 | $ 358 |
| Net investment income, after-tax | $ 206 | $ 192 | $ 209 | $ 199 | $ 242 |
| **PRE-TAX YIELDS** (2) | | | | | |
| Fixed income securities: | | | | | |
| Tax-exempt | 2.1 % | 2.6 % | 2.3 % | 2.3 % | 2.4 % |
| Equivalent yield for tax-exempt | 3.1 | 3.8 | 3.4 | 3.4 | 3.5 |
| Taxable | 3.2 | 3.2 | 3.2 | 3.1 | 2.9 |
| Equity securities | 2.4 | 3.1 | 2.5 | 3.4 | 2.6 |
| Mortgage loans | 4.0 | 5.4 | 4.0 | 4.1 | 4.5 |
| Limited partnership interests | 8.9 | 4.5 | 10.1 | 7.0 | 19.9 |
| Total portfolio | 3.3 | 3.1 | 3.5 | 3.3 | 4.0 |
| **REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE** | | | | | |
| Fixed income securities: | | | | | |
| Tax-exempt | $ 3 | $ (10) | $ 2 | $ 1 | $ 2 |
| Taxable | (47) | (75) | (42) | 13 | 10 |
| Equity securities | (60) | (13) | (92) | 32 | 46 |
| Limited partnership interests | 13 | (27) | (35) | (1) | 2 |
| Derivatives and other | (8) | (28) | 6 | 4 | (32) |
| Total | $ (99) | $ (153) | $ (161) | $ 49 | $ 28 |
| **REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE** | | | | | |
| Impairment write-downs | $ (35) | $ (84) | $ (30) | $ (6) | $ (12) |
| Change in intent write-downs | (19) | (24) | (77) | (28) | (27) |
| Net other-than-temporary impairment losses recognized in earnings | (54) | (108) | (107) | (34) | (39) |
| Sales and other | (41) | (28) | (63) | 77 | 99 |
| Valuation and settlements of derivative instruments | (4) | (17) | 9 | 6 | (32) |
| Total | $ (99) | $ (153) | $ (161) | $ 49 | $ 28 |
| **AVERAGE INVESTMENT BALANCES** (in billions) (3) | $ 38.3 | $ 38.2 | $ 37.8 | $ 37.6 | $ 37.9 |

(1) As of March 31, 2016, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.39 billion.

(2) Pre-tax yield is calculated as annualized investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

50

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **NET INVESTMENT INCOME** | | | | | |
| Fixed income securities | $ 284 | $ 300 | $ 314 | $ 338 | $ 344 |
| Equity securities | 8 | 9 | 7 | 8 | 5 |
| Mortgage loans | 50 | 59 | 49 | 54 | 51 |
| Limited partnership interests [(1)] | 63 | 37 | 105 | 73 | 72 |
| Short-term | 2 | 1 | 1 | 1 | - |
| Other | 30 | 30 | 29 | 28 | 27 |
| Subtotal | 437 | 436 | 505 | 502 | 499 |
| Less: Investment expense | (18) | (16) | (14) | (13) | (15) |
| Net investment income | $ 419 | $ 420 | $ 491 | $ 489 | $ 484 |
| Net investment income, after-tax | $ 273 | $ 273 | $ 319 | $ 318 | $ 315 |
| **PRE-TAX YIELDS** [(2)] | | | | | |
| Fixed income securities | 4.6 % | 4.8 % | 4.9 % | 5.1 % | 5.2 % |
| Equity securities | 2.1 | 2.4 | 2.1 | 3.4 | 2.1 |
| Mortgage loans | 4.9 | 5.8 | 4.9 | 5.5 | 5.2 |
| Limited partnership interests | 10.7 | 6.5 | 19.4 | 14.0 | 13.8 |
| Total portfolio | 4.8 | 4.8 | 5.6 | 5.6 | 5.5 |
| **REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE** | | | | | |
| Fixed income securities | $ (26) | $ (64) | $ 261 | $ 46 | $ 68 |
| Equity securities | (30) | (13) | (58) | 16 | 32 |
| Mortgage loans | - | 4 | 1 | 1 | - |
| Limited partnership interests | 13 | (14) | (20) | (2) | 4 |
| Derivatives and other | (6) | (10) | 10 | (2) | 7 |
| Total | $ (49) | $ (97) | $ 194 | $ 59 | $ 111 |
| **REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE** | | | | | |
| Impairment write-downs | $ (24) | $ (34) | $ (17) | $ (5) | $ (7) |
| Change in intent write-downs | (3) | (8) | (50) | (4) | (3) |
| Net other-than-temporary impairment losses recognized in earnings | (27) | (42) | (67) | (9) | (10) |
| Sales and other | (17) | (47) | 246 | 69 | 117 |
| Valuation and settlements of derivative instruments | (5) | (8) | 15 | (1) | 4 |
| Total | $ (49) | $ (97) | $ 194 | $ 59 | $ 111 |
| **AVERAGE INVESTMENT BALANCES** (in billions) [(3)] | $ 35.9 | $ 36.0 | $ 36.1 | $ 36.1 | $ 36.3 |

(1) As of March 31, 2016, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.32 billion.

(2) Pre-tax yield is calculated as annualized investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

51

**THE ALLSTATE CORPORATION**
**INVESTMENT RESULTS**
**($ in millions)**

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Consolidated investment portfolio** | | | | | |
| Interest-bearing [1] | $ 68,163 | $ 67,390 | $ 68,913 | $ 70,243 | $ 71,287 |
| Equity/owned [2] | 10,714 | 10,368 | 9,429 | 8,898 | 9,150 |
| Total | $ 78,877 | $ 77,758 | $ 78,342 | $ 79,141 | $ 80,437 |
| **Consolidated portfolio total return** [3] | | | | | |
| Interest-bearing | 1.9 % | (0.3) % | 0.4 % | (0.8) % | 1.4 % |
| Equity/owned | 0.2 | 0.2 | (0.3) | 0.2 | 0.4 |
| Investment expenses | (0.1) | (0.1) | (0.1) | - | (0.1) |
| Total | 2.0 | (0.2) | - | (0.6) | 1.7 |
| **Consolidated portfolio total return** [3] | | | | | |
| Income | 0.9 % | 0.9 % | 1.0 % | 1.0 % | 1.0 % |
| Valuation | 1.1 | (1.1) | (1.0) | (1.6) | 0.7 |
| Total | 2.0 | (0.2) | - | (0.6) | 1.7 |
| **Consolidated net investment income** | | | | | |
| Interest-bearing | $ 618 | $ 643 | $ 646 | $ 670 | $ 664 |
| Equity/owned | 157 | 106 | 196 | 155 | 226 |
| Investment expenses | (44) | (39) | (35) | (36) | (40) |
| Total | $ 731 | $ 710 | $ 807 | $ 789 | $ 850 |
| **Consolidated Interest-bearing pre-tax yield** [4] | 3.7 % | 3.8 % | 3.8 % | 3.9 % | 3.9 % |
| **Property-Liability net investment income** | | | | | |
| Interest-bearing excluding prepayment premiums | $ 241 | $ 240 | $ 240 | $ 233 | $ 226 |
| Prepayment premiums | 2 | 5 | 4 | 7 | 7 |
| Total Interest-bearing | 243 | 245 | 244 | 240 | 233 |
| Equity/owned | 83 | 58 | 82 | 73 | 148 |
| Less: Investment expenses | (24) | (23) | (19) | (21) | (23) |
| Total | 302 | 280 | 307 | 292 | 358 |
| Less: prepayment premiums | (2) | (5) | (4) | (7) | (7) |
| Total excluding prepayment premiums | $ 300 | $ 275 | $ 303 | $ 285 | $ 351 |
| **Property-Liability interest-bearing pre-tax yield** | 3.0 % | 3.0 % | 3.0 % | 3.0 % | 2.9 % |
| **Property-Liability interest-bearing pre-tax yield excluding prepayment premiums** | 3.0 % | 3.0 % | 2.9 % | 2.9 % | 2.8 % |
| **Allstate Financial net investment income** | | | | | |
| Interest-bearing excluding prepayment premiums | $ 361 | $ 371 | $ 386 | $ 408 | $ 413 |
| Prepayment premiums | 2 | 17 | 5 | 12 | 8 |
| Total interest-bearing | 363 | 388 | 391 | 420 | 421 |
| Equity/owned | 74 | 48 | 114 | 82 | 78 |
| Less: Investment expenses | (18) | (16) | (14) | (13) | (15) |
| Total | 419 | 420 | 491 | 489 | 484 |
| Less: prepayment premiums | (2) | (17) | (5) | (12) | (8) |
| Total excluding prepayment premiums | $ 417 | $ 403 | $ 486 | $ 477 | $ 476 |
| **Allstate Financial interest-bearing pre-tax yield** | 4.6 % | 4.8 % | 4.8 % | 5.1 % | 5.1 % |
| **Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums** | 4.5 % | 4.6 % | 4.7 % | 4.9 % | 5.0 % |

(1) Includes fixed income securities, mortgage loans, short-term and other investments.

(2) Includes limited partnership interests, equity securities and real estate.

(3) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.

(4) Pre-tax yield is calculated as annualized investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

52

## THE ALLSTATE CORPORATION
## INVESTMENT POSITION BY STRATEGY
**($ in millions)**

| March 31, 2016 | Total | Market-Based Core [(1)] | Market-Based Active [(2)] | Performance-Based Long-Term [(3)] | Performance-Based Opportunistic [(4)] |
|---|---|---|---|---|---|
| Fixed income securities | $ 57,291 | $ 50,363 | $ 6,816 | $ 65 | $ 47 |
| Equity securities | 5,117 | 4,044 | 988 | 61 | 24 |
| Mortgage loans | 4,302 | 4,302 | - | - | - |
| Limited partnership interests | 5,091 | 368 | - | 4,723 | - |
| Short-term investments | 3,526 | 2,766 | 760 | - | - |
| Other | 3,550 | 2,879 | 150 | 505 | 16 |
| **Total** | $ 78,877 | $ 64,722 | $ 8,714 | $ 5,354 | $ 87 |
| **% of total** | | 82% | 11% | 7% | - |
| **Property-Liability** | $ 38,736 | $ 28,121 | $ 7,668 | $ 2,889 | $ 58 |
| **% of Property-Liability** | | 73% | 20% | 7% | - |
| **Allstate Financial** | $ 37,336 | $ 33,796 | $ 1,046 | $ 2,465 | $ 29 |
| **% of Allstate Financial** | | 90% | 3% | 7% | - |
| **Corporate & Other** | $ 2,805 | $ 2,805 | $ - | $ - | $ - |
| **% of Corporate & Other** | | 100% | - | - | - |

| December 31, 2015 | Total | Market-Based Core [(1)] | Market-Based Active [(2)] | Performance-Based Long-Term [(3)] | Performance-Based Opportunistic [(4)] |
|---|---|---|---|---|---|
| Fixed income securities | $ 57,948 | $ 51,175 | $ 6,691 | $ 47 | $ 35 |
| Equity securities | 5,082 | 4,210 | 764 | 77 | 31 |
| Mortgage loans | 4,338 | 4,338 | - | - | - |
| Limited partnership interests | 4,874 | 364 | - | 4,510 | - |
| Short-term investments | 2,122 | 1,631 | 491 | - | - |
| Other | 3,394 | 2,783 | 183 | 415 | 13 |
| **Total** | $ 77,758 | $ 64,501 | $ 8,129 | $ 5,049 | $ 79 |
| **% of total** | | 83% | 10% | 7% | - |
| **Property-Liability** | $ 38,479 | $ 28,525 | $ 7,137 | $ 2,764 | $ 53 |
| **% of Property-Liability** | | 74% | 19% | 7% | - |
| **Allstate Financial** | $ 36,792 | $ 33,490 | $ 992 | $ 2,284 | $ 26 |
| **% of Allstate Financial** | | 91% | 3% | 6% | - |
| **Corporate & Other** | $ 2,487 | $ 2,486 | $ - | $ 1 | $ - |
| **% of Corporate & Other** | | 100% | - | - | - |

(1) Market-based core is comprised primarily of highly diversified fixed income securities, mortgage loans and equity securities to align with business segment priorities.
(2) Market-based active is comprised primarily of fixed income and equity securities to generate additional returns by taking advantage of market opportunities.
(3) Performance-based long-term is comprised primarily of private equity and real estate investments to generate returns over an extended horizon.
(4) Performance-based opportunistic primarily generates returns by taking advantage of asset dislocations and by selectively providing liquidity to distressed sellers.

53

54 March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2015 2015 2015 2015 Investment income Market-Based Core $ 581 $ 614 $ 612 $ 640 $ 629 Market-Based Active 61 59 52 52 50 Performance-Based Long-Term 131 74 176 130 209 Performance-Based Opportunistic 2 2 2 3 2 Investment income, before expense 775 749 842 825 890 Investment expense (44) (39) (35) (36) (40) Net investment income $ 731 $ 710 $ 807 $ 789 $ 850 PBLT Asset level operating expense (1) $ (8) $ (4) $ (4) $ (5) $ (6) Realized Capital Gains and Losses (Pre-Tax) Market-Based Core $ (91) $ (153) $ 102 $ 63 $ 58 Market-Based Active (47) (49) (63) 48 73 Performance-Based Long-Term (11) (49) - (5) 8 Performance-Based Opportunistic - 1 (6) 2 - Total $ (149) $ (250) $ 33 $ 108 $ 139 (1) When calculating the pre-tax yields, asset level operating expenses are netted against income for directly held real estate, timber and other consolidated investments. THE ALLSTATE CORPORATION INVESTMENT RESULTS BY STRATEGY ($ in millions) Three months ended

## THE ALLSTATE CORPORATION
## PERFORMANCE-BASED LONG-TERM INVESTMENTS ("PBLT")
**($ in millions)**

| | As of or for the three months ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | Dec. 31, 2015 | Sept. 30, 2015 | June 30, 2015 | March 31, 2015 |
| **Investment position** | | | | | |
| **Limited partnerships** | | | | | |
| Private equity [1] | $ 3,324 | $ 3,181 | $ 3,131 | $ 3,012 | $ 2,969 |
| Real estate [2] | 1,229 | 1,166 | 1,160 | 1,164 | 1,366 |
| Timber & agriculture-related [3] | 170 | 163 | 151 | - | - |
| PBLT - limited partnerships | 4,723 | 4,510 | 4,442 | 4,176 | 4,335 |
| **Other** [4] | | | | | |
| Private equity | 103 | 71 | 93 | 70 | 67 |
| Real estate | 361 | 301 | 288 | 242 | 201 |
| Timber & agriculture-related | 167 | 167 | 167 | 167 | 168 |
| PBLT - other | 631 | 539 | 548 | 479 | 436 |
| **Total** | | | | | |
| Private equity | 3,427 | 3,252 | 3,224 | 3,082 | 3,036 |
| Real estate | 1,590 | 1,467 | 1,448 | 1,406 | 1,567 |
| Timber & agriculture-related | 337 | 330 | 318 | 167 | 168 |
| Total PBLT | $ 5,354 | $ 5,049 | $ 4,990 | $ 4,655 | $ 4,771 |
| **Investment income, before expense** | | | | | |
| **Limited partnerships** | | | | | |
| Private equity | $ 85 | $ 47 | $ 162 | $ 113 | $ 80 |
| Real estate | 33 | 20 | 5 | 10 | 123 |
| Timber & agriculture-related | 3 | (1) | - | - | - |
| PBLT - limited partnerships | 121 | 66 | 167 | 123 | 203 |
| **Other** | | | | | |
| Private equity | - | - | 1 | - | - |
| Real estate | 8 | 6 | 7 | 5 | 4 |
| Timber & agriculture-related | 2 | 2 | 1 | 2 | 2 |
| PBLT - other | 10 | 8 | 9 | 7 | 6 |
| **Total** | | | | | |
| Private equity | 85 | 47 | 163 | 113 | 80 |
| Real estate | 41 | 26 | 12 | 15 | 127 |
| Timber & agriculture-related | 5 | 1 | 1 | 2 | 2 |
| Total PBLT | $ 131 | $ 74 | $ 176 | $ 130 | $ 209 |
| **Asset level operating expense** [5] | | | | | |
| **Total** | $ (8) | $ (4) | $ (4) | $ (5) | $ (6) |
| **Realized Capital Gains and Losses** | | | | | |
| **Limited Partnerships** | | | | | |
| Private equity | $ 12 | $ (49) | $ (3) | $ (3) | $ 9 |
| Real estate | 1 | - | (2) | - | (2) |
| Timber & agriculture-related | - | - | - | - | - |
| PBLT - limited partnerships | 13 | (49) | (5) | (3) | 7 |
| **Other** | | | | | |
| Private equity | (25) | 1 | 6 | (1) | - |
| Real estate | 1 | (1) | (1) | (1) | - |
| Timber & agriculture-related | - | - | - | - | 1 |
| PBLT - other | (24) | - | 5 | (2) | 1 |
| **Total** | | | | | |
| Private equity | (13) | (48) | 3 | (4) | 9 |
| Real estate | 2 | (1) | (3) | (1) | (2) |
| Timber & agriculture-related | - | - | - | - | 1 |
| Total PBLT | $ (11) | $ (49) | $ - | $ (5) | $ 8 |
| **Pre-Tax Yield** [6] [7] | 9.4 % | 5.6 % | 14.3 % | 10.6 % | 17.5 % |
| **10 Year Internal Rate of Return ("IRR")** [8] [9] | 10.5 % | 10.8 % | 11.3 % | 11.3 % | 11.4 % |

(1) Includes Private equity on page 47, excluding Timber and agriculture-related.
(2) Includes Real estate on page 47.
(3) Includes Timber and agriculture-related reflected in Private equity on page 47.
(4) Includes PBLT - fixed income securities, equity securities and other investments on page 53.
(5) When calculating the pre-tax yields, asset level operating expenses are netted against income for directly held real estate, timber and other consolidated investments.
(6) Pre-tax yield is calculated as annualized investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.
(7) The Pre-tax yield for PBLT was 10.9%, 14.5%, 16.3%, 12.8%, 18.3%, 11.1%, 12.9%, 9.9%, 12.0%, 3.8%, 13.2% and 12.7% for the fourth quarter 2014 through first quarter 2012 periods, respectively.
(8) We calculate the internal rate of return ("IRR") for our performance-based long-term investments as an input to assess their performance. The IRR represents the rate of return on the investments considering the amount and timing of the associated cash flows. Our IRR calculation method may differ from those used by other investors. Until an investment is liquidated, the IRR is an interim estimated return based on the inception to date cash flows. Our PBLT portfolio is diversified by asset type and vintage year. We believe the 10 year IRR is the most comprehensive metric to evaluate the overall strategy's performance relative to our long-term return expectations.
(9) The 10 year IRR for PBLT was 11.7%, 12.0%, 11.8%, 11.7%, 11.5%, 11.0%, 11.1%, 11.1%, 10.4%, 10.7%, 11.0% and 10.7% for the fourth quarter 2014 through first quarter 2012 periods, respectively.

55

56 Definitions of Non-GAAP Measures Operating income is net income applicable to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP. Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results. It is also an integral component of incentive compensation. It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance. Net income applicable to common shareholders is the most directly comparable GAAP measure. Underwriting income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of Property- Liability underwriting income to net income applicable to common shareholders is provided in the schedule, "Property-Liability Results". Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios: the combined ratio and the effect of catastrophes on the combined ratio. The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, "Property-Liability Results". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics" and "Encompass Brand Profitability Measures and Statistics". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios", "Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures" and "Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures". Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share".